EXHIBIT 10(mm)

                           AMENDED AND RESTATED LEASE
                                     BETWEEN
                              DUNNINGAN REALTY LLC
                                    LANDLORD
                                       AND
                              THE DRESS BARN, INC.
                                     TENANT
                            PREMISES: 22 Hemion Road
                                Ramapo, New York

DATED: June 24, 2003

                                TABLE OF CONTENTS
ARTICLE 1.     CERTAIN DEFINITIONS; CONSTRUCTION OF TERMS.........................................................1
---------------------------------------------------------

   Section  1.1.        Definitions...............................................................................1
   -------------        ------------
   Section  1.2.        List of Defined Terms.....................................................................6
   -------------        ----------------------
ARTICLE 2.     DEMISED PREMISES; TERM.............................................................................8
-------------------------------------
   Section  2.1.        Premises..................................................................................8
   -------------        ---------
   Section  2.2.        Intentionally Omitted.....................................................................8
   -------------        ----------------------
   Section  2.3.        Commencement Date.........................................................................8
   -------------        ------------------
ARTICLE 3.     RENT AND RENT ABATEMENT............................................................................8
--------------------------------------
   Section  3.1.        Fixed and Additional Rent.................................................................8
   -------------        --------------------------
   Section  3.2.        Intentionally Omitted.....................................................................9
   -------------        ----------------------
   Section  3.3.        Rent Reductions for Legal Requirements....................................................9
   -------------        ---------------------------------------
   Section  3.4.        Occupancy Taxes...........................................................................9
   -------------        ---------------
ARTICLE 4.     COMPLETION AND OCCUPANCY OF THE PREMISES...........................................................9
-------------------------------------------------------
   Section  4.1.        Condition of Premises.....................................................................9
   -------------        ----------------------
   Section  4.2.        Tenant's Improvements.....................................................................9
   -------------        ----------------------
ARTICLE 5.     USE................................................................................................9
------------------
   Section  5.1.        Use.......................................................................................9
   -------------        ----
   Section  5.2.        Restrictions on Use......................................................................10
   -------------        --------------------
   Section  5.3.        Tenant's Licenses and Permits............................................................10
   -------------        ------------------------------
   Section  5.4.        Floor Loads..............................................................................10
   -------------        ------------
ARTICLE 6.     REAL ESTATE TAXES AND OPERATING EXPENSES..........................................................10
-------------------------------------------------------
   Section  6.1.        Tenant's Tax Payment.....................................................................10
   -------------        ---------------------
   Section  6.2.        Tenant's Right to Contest Taxes..........................................................11
   -------------        --------------------------------
   Section  6.3.        Operating Expense Payment................................................................12
   -------------        --------------------------
   Section  6.4.        Expiration Date..........................................................................13
   -------------        ----------------
   Section  6.5.        Landlord's Statement.....................................................................13
   -------------        ---------------------
   Section  6.6.        Refund to Tenant.........................................................................14
   -------------        -----------------
ARTICLE 7.     LIMITED ARBITRATION...............................................................................14
----------------------------------
   Section  7.1.        Limited Arbitration......................................................................14
   -------------        --------------------
ARTICLE 8.     INSURANCE.........................................................................................15
------------------------
   Section  8.1.        Tenant Not to Affect Insurance...........................................................15
   -------------        -------------------------------
   Section  8.2.        Increase in Insurance Rates..............................................................15
   -------------        ---------------------------
   Section  8.3.        Tenant Liability Insurance...............................................................15
   -------------        ---------------------------
   Section  8.4.        Tenant Not to Carry Concurrent Insurance.................................................16
   -------------        -----------------------------------------
   Section  8.5.        Waiver of Subrogation....................................................................16
   -------------        ----------------------
   Section  8.6.        Landlord All Risk insurance..............................................................17
   -------------        ----------------------------
   Section  8.7.        Tenant's Charges for All Risk Insurance..................................................18
   -------------        ----------------------------------------
   Section  8.8.        Parties Liability for Fire Unaffected....................................................18
   -------------        --------------------------------------
ARTICLE 9.     COMPLIANCE WITH LAWS..............................................................................19
-----------------------------------
   Section  9.1.        Tenant's Compliance with Laws............................................................19
   -------------        ------------------------------
   Section  9.2.        Tenant's Right to Contest Legal Requirements.............................................19
   -------------        ---------------------------------------------
   Section  9.3.        Landlord's Compliance with Legal Requirements............................................19
   -------------        ----------------------------------------------
   Section  9.4.        Tenant's Compliance with Environmental Laws..............................................20
   -------------        --------------------------------------------
   Section  9.5.        Landlord's Compliance with Environmental Laws............................................20
   -------------        ----------------------------------------------
   Section  9.6.        Additional Environmental Provisions......................................................21
   -------------        ------------------------------------
ARTICLE 10.     IMPROVEMENTS.....................................................................................22
----------------------------
   Section  10.1.       Consent Requirement for Improvements.....................................................22
   --------------       -------------------------------------
   Section  10.2.       Tenant Completion of Improvements........................................................23
   --------------       ----------------------------------
   Section  10.3.       Notices of Violation.....................................................................24
   --------------       ---------------------
   Section  10.4.       Mechanics' Liens.........................................................................24
   --------------       -----------------
   Section  10.5.       Landlord Approval of Contractors.........................................................24
   --------------       ---------------------------------
   Section  10.6.       Labor Disputes...........................................................................24
   --------------       ---------------
   Section  10.7.       Tenant's Fixtures........................................................................24
   --------------       ------------------
   Section  10.8.       Consent Not Waiver of Landlord's Rights..................................................25
   --------------       ----------------------------------------
ARTICLE 11.     REPAIRS..........................................................................................25
-----------------------
   Section  11.1.       Tenant Repairs...........................................................................25
   --------------       ---------------
   Section  11.2.       Landlord Repairs.........................................................................25
   --------------       -----------------
   Section  11.3.       Capital Expenditures.....................................................................25
   --------------       ---------------------
   Section  11.4.       Subject to Casualty and Condemnation.....................................................26
   --------------       -------------------------------------
ARTICLE 12.     NET LEASE........................................................................................26
-------------------------
   Section  12.1.       Net Lease................................................................................26
   --------------       ----------
ARTICLE 13.     BUILDING ELECTRICITY COSTS.......................................................................26
------------------------------------------
   Section  13.1.       Electricity Costs........................................................................26
   --------------       ------------------
   Section  13.2.       Intentionally Omitted....................................................................26
   --------------       ----------------------
ARTICLE 14.     TENANT'S UTILITIES...............................................................................26
----------------------------------
   Section  14.1.       Heating..................................................................................26
   --------------       --------
   Section  14.2.       Water and Sewer Payments.................................................................26
   --------------       -------------------------
   Section  14.3.       Added Utility Usage......................................................................27
   --------------       --------------------
   Section  14.4.       Landlord's Services......................................................................27
   --------------       --------------------
ARTICLE 15.     DAMAGE TO OR DESTRUCTION OF THE PREMISES.........................................................27
--------------------------------------------------------
   Section  15.1.       Reconstruction of Premises...............................................................27
   --------------       ---------------------------
   Section  15.2.       Termination of Lease.....................................................................28
   --------------       ---------------------
   Section  15.3.       Tenant's Property and Tenant's Improvements..............................................29
   --------------       --------------------------------------------
   Section  15.4.       No Release of Tenant.....................................................................29
   --------------       ---------------------
   Section  15.5.       Tenant Effect on Insurance...............................................................29
   --------------       ---------------------------
ARTICLE 16.     EMINENT DOMAIN...................................................................................29
------------------------------
   Section  16.1.       Total Condemnation.......................................................................29
   --------------       -------------------
   Section  16.2.       Termination of Lease.....................................................................30
   --------------       ---------------------
   Section  16.3.       Restoration of the Premises..............................................................30
   --------------       ----------------------------
   Section  16.4.       Condemnation Award.......................................................................30
   --------------       -------------------
   Section  16.5.       Temporary Taking.........................................................................31
   --------------       -----------------
ARTICLE 17.     ASSIGNMENT, MORTGAGING AND SUBLETTING............................................................31
-----------------------------------------------------
   Section  17.1.       Landlord Consent Required................................................................31
   --------------       --------------------------
   Section  17.2.       Tenant Not Released......................................................................32
   --------------       --------------------
   Section  17.3.       Assignment and Sublease to Affiliates....................................................32
   --------------       --------------------------------------
   Section  17.4.       Transfer to Successor Corporation........................................................32
   --------------       ----------------------------------
   Section  17.5.       Landlord Take Back and Consent Rights....................................................33
   --------------       --------------------------------------
   Section  17.6.       Sharing of Profits on Take Back..........................................................34
   --------------       --------------------------------
   Section  17.7.       Assignment/Subletting Requirements.......................................................34
   --------------       -----------------------------------
   Section  17.8.       Landlord's Rights on Subleases...........................................................35
   --------------       -------------------------------
   Section  17.9.       Bankruptcy Assumption....................................................................36
   --------------       ----------------------
ARTICLE 18.     SUBORDINATION, ATTORNMENT AND NON-DISTURBANCE....................................................37
-------------------------------------------------------------
   Section  18.1.       Subordination............................................................................37
   --------------       --------------
   Section  18.2.       Tenant not to Violate Mortgage...........................................................37
   --------------       -------------------------------
   Section  18.3.       Attornment to Successor Landlords........................................................37
   --------------       ----------------------------------
   Section  18.4.       Notice of Default to Superior Interest...................................................38
   --------------       ---------------------------------------
   Section  18.5.       Non-Disturbance Agreement................................................................39
   --------------       --------------------------
   Section  18.6.       No Existing Mortgages....................................................................39
   --------------       ----------------------
ARTICLE 19.     CURING DEFAULTS; ATTORNEY'S FEES AND EXPENSES....................................................40
-------------------------------------------------------------
   Section  19.1.       Curing Tenant's Default..................................................................40
   --------------       -----------------------
   Section  19.2.       Curing Landlord's Default................................................................40
   --------------       --------------------------
   Section  19.3.       Attorneys' Fees..........................................................................41
   --------------       ----------------
ARTICLE 20.     NON-LIABILITY AND INDEMNIFICATION................................................................41
-------------------------------------------------
   Section  20.1.       Non-Liability............................................................................41
   --------------       --------------
   Section  20.2.       Release of Landlord......................................................................41
   --------------       --------------------
   Section  20.3.       Tenant's Indemnity.......................................................................42
   --------------       -------------------
   Section  20.4.       Landlord's Indemnity.....................................................................42
   --------------       ---------------------
   Section  20.5.       Consequential Damages Waiver.............................................................42
   --------------       -----------------------------
   Section  20.6.       Tenant's Payment Obligation..............................................................42
   --------------       ----------------------------
ARTICLE 21.     ACCESS; CHANGE IN FACILITIES; COMMON AREAS.......................................................42
----------------------------------------------------------
   Section  21.1.       Land.....................................................................................42
   --------------       -----
   Section  21.2.       Landlord's Access to Premises............................................................43
   --------------       ------------------------------
   Section  21.3.       Common Areas.............................................................................43
   --------------       -------------
   Section  21.4.       Tenant's Use of Common Areas.............................................................44
   --------------       ----------------------------
   Section  21.5.       Non Liability of Landlord and Tenant.....................................................44
   --------------       -------------------------------------
ARTICLE 22.     DEFAULT..........................................................................................44
-----------------------
   Section  22.1.       Tenant's Default.........................................................................44
   --------------       -----------------
   Section  22.2.       Limit on Landlord Notices................................................................45
   --------------       --------------------------
   Section  22.3.       Termination of Services..................................................................45
   --------------       ------------------------
ARTICLE 23.     RE-ENTRY BY LANDLORD; REMEDIES...................................................................45
----------------------------------------------
   Section  23.1.       Re-Entry by Landlord.....................................................................45
   --------------       ---------------------
   Section  23.2.       Waiver of Redemption.....................................................................46
   --------------       ---------------------
   Section  23.3.       Landlord's Rights not Exclusive..........................................................46
   --------------       --------------------------------
   Section  23.4.       Landlord's Rights upon Termination.......................................................46
   --------------       -----------------------------------
   Section  23.5.       Landlord's Damages.......................................................................47
   --------------       -------------------
   Section  23.6.       Landlord's Rights Not Limited............................................................48
   --------------       ------------------------------
   Section  23.7.       Landlord's Rights Cumulative.............................................................48
   --------------       -----------------------------
ARTICLE 24.     SURRENDER........................................................................................48
-------------------------
   Section  24.1.       Surrender................................................................................48
   --------------       ----------
   Section  24.2.       Tenant's Failure to Surrender............................................................49
   --------------       ------------------------------
   Section  24.3.       Tenant's Holdover........................................................................49
   --------------       ------------------
   Section  24.4.       Obligations Survive Termination..........................................................49
   --------------       --------------------------------
ARTICLE 25.     INABILITY TO PERFORM.............................................................................49
------------------------------------
   Section  25.1.       Inability to Perform.....................................................................49
   --------------       ---------------------
ARTICLE 26.     WAIVER OF COUNTERCLAIMS AND JURY TRIAL...........................................................49
------------------------------------------------------
   Section  26.1.       Waiver of Counterclaim and Jury Trial....................................................49
   --------------       --------------------------------------
ARTICLE 27.     NO OTHER WAIVER..................................................................................50
-------------------------------
   Section  27.1.       No Waiver................................................................................50
   --------------       ----------
   Section  27.2.       Landlord's Rights not Affected...........................................................50
   --------------       -------------------------------
ARTICLE 28.     QUIET ENJOYMENT; OPERATION OF BUILDING...........................................................50
------------------------------------------------------
   Section  28.1.       Quiet Enjoyment..........................................................................50
   --------------       ----------------
   Section  28.2.       Landlord's Restrictions on Leasing.......................................................51
   --------------       ----------------------------------
   Section  28.3.       Notice of Other Leases...................................................................51
   --------------       -----------------------
ARTICLE 29.     SIGNAGE..........................................................................................51
-----------------------
   Section  29.1.       Signage..................................................................................51
   --------------       --------
ARTICLE 30.     SHORING; NO DEDICATION...........................................................................51
--------------------------------------
   Section  30.1.       Shoring..................................................................................51
   --------------       --------
   Section  30.2.       Landlord Right to Close Property.........................................................52
   --------------       ---------------------------------
ARTICLE 31.     NOTICE OF ACCIDENTS..............................................................................52
-----------------------------------
   Section  31.1.       Notice of Accidents......................................................................52
   --------------       --------------------
ARTICLE 32.     BROKERAGE........................................................................................52
-------------------------
   Section  32.1.       Brokers..................................................................................52
   --------------       --------
ARTICLE 33.     INTENTIONALLY OMITTED............................................................................52
-------------------------------------
   Section  33.1.       Intentionally Omitted....................................................................52
   --------------       ----------------------
ARTICLE 34.     CONSENTS; APPROVALS..............................................................................52
-----------------------------------
   Section  34.1.       Delay in Consent.........................................................................52
   --------------       -----------------
   Section  34.2.       Landlord Right to Employ Professionals...................................................52
   --------------       ---------------------------------------
ARTICLE 35.     NOTICES..........................................................................................53
-----------------------
   Section  35.1.       Notices..................................................................................53
   --------------       --------
ARTICLE 36.     ESTOPPEL CERTIFICATE.............................................................................54
------------------------------------
   Section  36.1.       Tenant's Estoppel Certificate............................................................54
   --------------       ------------------------------
   Section  36.2.       Landlord's Estoppel Certificate..........................................................54
   --------------       --------------------------------
ARTICLE 37.     PARTIES BOUND....................................................................................54
-----------------------------
   Section  37.1.       Parties Bound............................................................................54
   --------------       --------------
   Section  37.2.       Meaning of term "Landlord"...............................................................55
   --------------       ---------------------------
   Section  37.3.       Landlord Limitation of Liability.........................................................55
   --------------       ---------------------------------
   Section  37.4.       Landlord Right to Use Agents.............................................................55
   --------------       -----------------------------
   Section  37.5.       Meaning of the Word "Tenant".............................................................55
   --------------       -----------------------------
   Section  37.6.       Rights Only Granted to Tenant............................................................56
   --------------       ------------------------------
   Section  37.7.       Submission of Lease not an Offer.........................................................56
   --------------       ---------------------------------
   Section  37.8.       Intentionally Omitted....................................................................56
   --------------       ----------------------
ARTICLE 38.     PARKING AND LOADING..............................................................................56
-----------------------------------
   Section  38.1.       Tenant's Parking and Loading Areas.......................................................56
   --------------       -----------------------------------
   Section  38.2.       Intentionally Omitted....................................................................56
   --------------       ----------------------
ARTICLE 39.     INTENTIONALLY OMITTED............................................................................56
-------------------------------------
   Section  39.1.       Intentionally Omitted....................................................................56
   --------------       ----------------------
   Section  39.2.       Intentionally Omitted....................................................................56
   --------------       ----------------------
ARTICLE 40.     MISCELLANEOUS....................................................................................56
-----------------------------
   Section  40.1.       Entire Agreement.........................................................................56
   --------------       -----------------
   Section  40.2.       No Representations.......................................................................57
   --------------       -------------------
   Section  40.3.       Governing Law............................................................................57
   --------------       --------------
   Section  40.4.       Tenant's Financial Information...........................................................57
   --------------       -------------------------------
   Section  40.5.       Use of  "include"........................................................................57
   --------------       ------------------
   Section  40.6.       Severability.............................................................................57
   --------------       -------------
   Section  40.7.       Headings.................................................................................57
   --------------       ---------
   Section  40.8.       Counterparts.............................................................................57
   --------------       -------------
ARTICLE 41.     VACANT SPACE.....................................................................................57
----------------------------
   Section  41.1.       Vacant Space.............................................................................57
   --------------       -------------


EXHIBIT A..........................................................................................................
Intentionally Omitted..............................................................................................
EXHIBIT B..........................................................................................................
Qualified Architects...............................................................................................
EXHIBIT C..........................................................................................................
Intentionally Omitted..............................................................................................
EXHIBIT D..........................................................................................................
The Land...........................................................................................................
EXHIBIT E..........................................................................................................
The Premises.......................................................................................................
EXHIBIT F..........................................................................................................
Fixed Rent.........................................................................................................
EXHIBIT G..........................................................................................................
Intentionally Omitted..............................................................................................
EXHIBIT H..........................................................................................................
Intentionally Omitted..............................................................................................
EXHIBIT I..........................................................................................................
Intentionally Omitted
EXHIBIT J..........................................................................................................
Intentionally Omitted..............................................................................................
EXHIBIT K..........................................................................................................
Signage............................................................................................................
EXHIBIT L..........................................................................................................
Intentionally Omitted..............................................................................................
EXHIBIT M..........................................................................................................
Tenant's Loading Area..............................................................................................
EXHIBIT N..........................................................................................................
Tenant's Parking Area..............................................................................................
EXHIBIT O..........................................................................................................
Intentionally Omitted..............................................................................................



                           AMENDED AND RESTATED LEASE

         This Amended and Restated Lease ("Lease"), dated June 24, 2003, between DUNNIGAN REALTY LLC, a Delaware limited liability company, having an office at 30 Dunnigan Drive, Suffern, New York 10901 ("Landlord"), and THE DRESS BARN, INC., a Connecticut corporation, having an office at 30 Dunnigan Drive, Suffern, New York 10901 ("Tenant").

                              W I T N E S S E T H:
                               -------------------

         WHEREAS, American Telephone and Telegraph Company ("AT&T") entered into a Lease for the Premises (as hereinafter defined) with Tenant dated April 30, 1993 (the "Original Lease"); and

         WHEREAS, AT&T subsequently conveyed the Real Property (as hereinafter defined), including AT&T's interest as landlord of the Premises, to Rockland Warehouse Corporation ("RWC") and RWC succeeded to AT&T's interest as landlord under the Original Lease; and

         WHEREAS, RWC subsequently conveyed the Real Property, including RWC's interest as landlord of the Premises, to Landlord and Landlord succeeded to RWC's interest as landlord under the Original Lease; and

         WHEREAS, Landlord and Tenant desire to amend the Original Lease in certain respects.

         NOW THEREFORE, in consideration of the terms and covenants set forth herein, Landlord and Tenant hereby agree that for convenience the Original Lease is amended and restated in its entirety as follows:

ARTICLE 1. CERTAIN DEFINITIONS; CONSTRUCTION OF TERMS

Section  1.1.     Definitions.

         In addition to those terms defined in particular provisions of this Lease, for the purposes of this Lease and all exhibits to the Lease the capitalized terms defined in this Section 1.1 shall have the following meanings, which meanings shall be applicable to singular and plural nouns, and verbs of any tense:

(a) "Base Tax Guarantee" shall mean the amount by which the Taxes for the 1993 Tax Year on the Real Property, as finally determined after all applicable appeals have been taken or the time to appeal has expired, exceeded Eight Hundred Ninety-Two Thousand Dollars ($892,000) multiplied by Tenant's Proportionate Share. The Base Tax Guarantee amount is $173,832.97.

(b) "Building Equipment" shall mean all machinery, apparatus, equipment, personal property, fixtures and systems of every kind and nature whatsoever now or hereafter attached to or used in connection with the operation or maintenance of the Building, including all electrical, heating, mechanical, sanitary, sprinkler, utility, power, plumbing, cleaning, fire prevention, refrigeration, ventilating, air cooling, air conditioning, elevator and escalator systems, apparatus and equipment and any and all renewals and replacements thereof, excluding, however, (i) Tenant's Property, (ii) property of any other tenant,
(iii) property of contractors servicing the Building and (iv) water, gas, steam and electricity and other similar equipment owned by any public utility company or any governmental agency or body.

(c) [Not Used]

(d) "Capital Expenditure" shall mean an expenditure appropriate to maintain the Building substantially as it exists on the Commencement Date as a Class A industrial building, or appropriate to upgrade the Building in accordance with technological advances in order to maintain the status of the Building as a Class A industrial building, (i) which constitutes a capital cost under generally accepted accounting principles, (ii) which is not required to remedy damage to the Building or Real Property caused by Tenant (other than ordinary wear and tear), and (iii) which has a per occurrence cost in excess of $25,000.

(e) "Consumer Price Index" shall mean the U.S. Department of Labor revised Consumer Price Index for wage earners and clerical workers, U.S. city average, all items figure, (1982-84 = 100) published by the Bureau of Labor Statistics.

(f) "Expiration Date" shall have the meaning set forth in Section 2.3 with respect to the Primary Term and shall mean the last day of the Term with respect to any renewal term.

(g) "Force Majeure" shall mean any and all causes beyond a party's reasonable control (other than lack of funds), including delays proximately caused by other tenants; Legal Requirements and other forms of governmental restriction, regulation or control (including energy and water conservation measures); labor dispute; accident; mechanical breakdown; shortages of, or inability to obtain labor, fuel, steam, water, electricity or materials through ordinary sources; acts of God; war; sabotage; embargo; enemy action; civil commotion; fire or other casualty or insurance settlement processes, provided the affected party diligently pursues available remedies against the party causing the delay and acts reasonably in connection with any insurance settlement processes.

(h) "Improvements" shall mean improvements, alterations, additions, installations, substitutions or decorations in or to the Premises made by or on behalf of Tenant or any person claiming through or under Tenant.

(i) "Indemnify" shall mean to defend, indemnify and save harmless the indemnified party against all claims, fines, penalties, liabilities, losses, damages, costs and expenses (including reasonable attorney's fees, reasonable expert witness fees and other reasonable costs of defense) resulting from the matter which is the subject of the indemnification.

(j) "Insurance Requirements" shall mean all requirements of any insurance policy covering or applicable to all or any part of the Real Property or the use thereof, all requirements of the issuer of any such policy and all orders, rules, regulations, recommendations and other requirements of the applicable Board of Fire Underwriters or the Insurance Service Office or any other body exercising the same or similar functions and having jurisdiction of all or any part of the Real Property.

(k) "Interest Rate" shall mean a rate per annum equal to the lesser of (i) three
(3) percentage points above the rate publicly announced from time to time by JPMorgan Chase Bank as its "base rate" or (ii) the maximum rate of interest chargeable under applicable law, if any, with respect to the applicable payment hereunder.

(l) "Landlord's Statement" shall mean a statement furnished by Landlord to Tenant containing a computation of or information relating to any Additional Rent due pursuant to the provisions of this Lease, and containing back up data reasonably sufficient to verify the computation of Additional Rent.

(m) "Legal Requirements" shall mean laws, statutes and ordinances (including building codes and zoning regulations and ordinances) and the orders, rules, regulations, directives and requirements of all federal, state, county, city and local departments, bureaus, boards, agencies, offices, commissions and other subdivisions thereof, or of any official thereof, or any other governmental, public or quasi-public authority, whether now or hereafter in force, which may be or become applicable to the Real Property or any part thereof or the sidewalks, curbs or areas adjacent thereto.

(n) "Major Building Systems" shall mean (i) the electrical system in the Building up to the point of entry into the Premises, and any portion of the electrical system within the Premises that services areas of the Building or the Real Property other than or in addition to the Premises, (ii) any of the boilers in the boiler room, (iii) the plumbing system up to the point of entry into the Premises, and any portion of the plumbing system within the Premises that services areas of the Building or the Real Property other than or in addition to the Premises, (iv) the Building sprinkler system (except for sprinkler heads inside the Premises), (v) the 300,000 gallon water tank outside the Building and the pump station for such tank; and (vi) the heating, ventilating and air conditioning system up to the point of entry into the Premises, and any portion of the heating, ventilating and air conditioning system within the Premises that services areas of the Building or the Real Property other than or in addition to the Premises.

(o) [Not Used]

(p) "Operating Expenses" shall mean the following: all reasonable and customary costs and expenses (and taxes thereon) paid by or on behalf of Landlord (net of rebates, discounts, credits, or direct reimbursements actually received by Landlord) in respect of the operation, cleaning, repair, safety, and maintenance of the Real Property, and the sidewalks, curbs and lawns, parking areas of the Real Property, and in respect of the services provided to Tenant and other tenants of the Building chargeable to the operation of the Building which are consistent with those of class A industrial buildings, including (i) salaries, wages and bonuses paid to, and the cost of any hospitalization, medical, surgical, union and general welfare benefits (including group life insurance), any pension, retirement or life insurance plan and other benefits or similar expenses relating to, employees of Landlord engaged in the operation, cleaning, repair, safety, or maintenance of the Real Property or in providing services to Tenant and other tenants of the Building (however, only to the extent said employees' time is devoted to the Building or the Real Property); (ii) social security, unemployment and other payroll taxes, the cost of providing disability and workers' compensation coverage imposed by any law or regulation, union contract or otherwise in respect of said employees; (iii) the cost of gas, water, and other fuel and utilities not the obligation of any particular tenant excluding any costs payable by Tenant under Article 14; (iv) the cost of casualty, rent, liability, boiler, fidelity, plate glass and any other insurance appropriate for the Real Property which is consistent with insurance normally maintained for Class A industrial buildings; (v) the cost of repairs, maintenance and painting; (vi) the cost or rental of all building and cleaning supplies, tools, materials and equipment; (vii) the cost of supplies, work clothes and dry cleaning; (viii) management fees consistent with those charged for comparable Class A industrial buildings, or if no managing agent is employed by Landlord, a sum in lieu thereof payable to Landlord equal to $0.10 per square feet, plus annual increases in the Consumer Price Index; (ix) charges of independent contractors performing work included within this definition of Operating Expenses; (x) telephone and stationery; (xi) legal, accounting and other professional fees and disbursements incurred in connection with the operation and management of the Real Property(except to the extent chargeable against recoveries of Taxes pursuant to Article 6 of this Lease); (xii) decorations; (xiii) depreciation of hand tools and other movable equipment used in the operation, cleaning, repair, safety, or maintenance of the Real Property provided the original cost of such equipment did not constitute an Operating Expense and provided that such equipment is not used solely for work to be performed pursuant to this Lease by Landlord at its sole expense; and (xiv) exterior landscaping, yard maintenance and snow removal.

         Notwithstanding the preceding paragraph, "Operating Expenses" shall not include (i) any tenant work performed for, alteration of space leased to, or other services provided solely to, other tenants or occupants of the Building, whether such work, alteration or service is performed for the initial occupancy by such tenant or occupant or thereafter, provided this exclusion shall not prevent Landlord from charging Tenant its appropriate share of expenses for Common Areas; (ii) costs of negotiation or enforcement of leases or costs relating to disputes with other tenants or occupants of the Building; (iii) interest and amortization of indebtedness or any costs of financing or refinancing, depreciation or ground rent; (iv) compensation paid to officers or executives of Landlord; (v) leasing commissions and advertising and promotional expenses; (vi) repairs or other work occasioned by fire, windstorm, or other casualty or by the exercise of eminent domain to the extent covered by insurance (or which Landlord was required by this Lease to cover by insurance) or by compensation from the condemning authority; (vii) Landlord's cost of electricity and other services that are sold to any other tenant and for which Landlord is entitled to be reimbursed by such other tenant and which is not a part of the operating costs of the Building which are shared by all tenants proportionately;
(viii) expenses in connection with services or other benefits of a type which are not provided to Tenant and which Tenant is not entitled to receive under this Lease but which are provided to another tenant or occupant of the Building;
(ix) costs incurred due to Landlord's negligence or willful misconduct or due to violation by Landlord of the terms and conditions of any lease; (x) overhead and profit increments paid to subsidiaries or affiliates of Landlord for services on or to the Building to the extent that the costs of such services exceed the competitive cost of such services were they not so rendered by a subsidiary or affiliate; (xi) general overhead of Landlord; (xii) any items and services for which Tenant separately reimburses Landlord; (xiii) any fines or penalties (or the cost of contesting any fines or penalties) incurred due to violations by Landlord of any governmental rule or authority (except violations of any governmental rule or authority with which Tenant and not Landlord is obligated to comply hereunder); (xiv) any costs or expenses for which Landlord receives reimbursement from insurance carriers, condemners or other third parties (except for tenant reimbursements of their share of Operating Expenses), to the extent of the reimbursement received by the Landlord; (xv) any costs directly associated with the maintenance and operation of the guardhouse, including the personnel stationed therein; (xvi) intentionally deleted; and (xvii) any increases in insurance costs attributable to a use or occupancy of any portion of the Building other than by Tenant.

(q) "Operation Year" shall mean each calendar year commencing in 2003 that includes any part of the term.

(r) "Qualified Architect" shall mean any architect or engineer listed on Exhibit B, or any competent New York licensed architect or engineer selected by Tenant, with Landlord's approval not to be unreasonably withheld, delayed, or conditioned.

(s) "Permitted Sublease" shall mean a sublease (i) for a term which does not exceed five (5) years (ii) which terminates one or more years prior to the expiration of the current term of this Lease, (iii) which has a minimum of 100,000 square feet, and (iv) which does not grant any renewal options to the sublessee.

(t) "Real Property" shall mean the Building and the Land and all easements, air rights, development rights and other appurtenances thereto.

(u) "Structural Improvements" shall mean the roof, structural steel, load-bearing walls and columns, foundations and the exterior of the Building.

(v) "Tax Year" shall mean the calendar year of the Village of Montebello, Town of Ramapo, and County of Rockland, and the fiscal tax year for the Ramapo School District ending in the particular calendar year in which the Tax Year for the Village of Montebello, Town of Ramapo and County of Rockland end.

(w) "Taxes" shall mean all real estate taxes and assessments (special and otherwise), sewer rents, rates and charges, county taxes, transit taxes and any other governmental charge of any nature, whether general or special, ordinary or extraordinary, foreseen or unforeseen, which may be levied or assessed upon or with respect to all or any part of the Real Property by any taxing authority including, without limitation, (i) assessments made upon or with respect to any "air" and "development" rights now or hereafter appurtenant to or affecting the Real Property, (excluding air or development rights acquired from other property owners), (ii) any fee, tax or charge imposed by any governmental authority for any space within the boundaries of the Real Property or the Building. If at any time the methods of taxation prevailing on the date hereof shall be altered so that in lieu of or as an addition to or as a substitute for all or any part of the Taxes now levied, assessed or imposed on or with respect to all or any part of the Real Property there shall be levied, assessed or imposed (i) a tax, assessment, levy, imposition or charge based on the rents or profits received therefrom, whether wholly or partially as a capital levy or otherwise, (ii) a tax, assessment, levy, imposition or charge measured by or based in whole or in part upon all or any part of the Real Property or the ownership or operation thereof, (iii) a license fee measured by the rent payable by Tenant to Landlord or (iv) any other tax, assessment, levy, imposition, charge and license fee however described, then all such taxes, assessments, levies, impositions, charges and license fees, or the part thereof so measured or based, shall be deemed to be Taxes. The term "Taxes", however, shall not include any net income, franchise or "value added" tax, imposed or constituting a lien upon Landlord or all or any part of the Real Property, except to the extent substituted for the then Taxes, or any increases in Taxes attributable to improvements by or for other tenants, or additions or improvements constructed by Landlord (except to the extent such additions or improvements constructed by Landlord constitute a replacement of an improvement existing in the Building or on the Real Property as of the Commencement Date).

(x) "Tenant's Property" shall mean all business machines, computers, equipment, furniture, fixtures, improvements, additions and other property affixed to or otherwise located in the Premises (i) which were installed at the sole expense of Tenant or a permitted subtenant of Tenant, (ii) which may be removed without material damage to the Premises (or Tenant, at its cost, is obligated under the Lease to remove and repair such damage if it occurs), and (iii) which are not replacements of any property of Landlord, whether any such replacement is made at Tenant's expense or otherwise.

(y) "Tenant's Proportionate Share" shall mean 57.3% based on Tenant's occupancy of 511,566 out of 892,943 rentable square feet. If the Building's rentable square footage increases or decreases, then Tenant's Proportionate Share shall be readjusted accordingly. Tenant's Proportionate Share shall not be adjusted as a consequence of including the Loading Area and Tenant's Parking Area in the Premises.

(z) "Term" shall mean the Primary Term, unless this Lease shall be sooner terminated pursuant to the provisions hereof.

(aa) "Untenantable", when used with respect to all or any portion of the Premises, shall mean a condition resulting in Tenant being actually unable to conduct its business on all or such portion of the Premises.

Section  1.2.     List of Defined Terms.

         In addition, the following terms whenever used in this Lease and in the exhibits to the Lease shall have the meanings set forth in the following sections:

         Term                                                        Section

         Additional Insureds                                           8.3
         Additional Rent                                               3.1
         Building                                                      2.1
         Building Electricity Costs                                   13.1(a)
         Commencement Date                                             2.3
         Common Areas                                                 21.3
         Consideration                                                17.6
         Control                                                      17.1(b)
         Environmental Requirements                                    9.2(b)
         Events of Default                                            22.1
         Fixed Rent                                                    3.1
         Fixtures                                                     10.2

         IDA Approval                                                 37.8(a)
         Land                                                          2.1
         Landlord                                                     37.2
         Landlord's Broker                                            32.1
         Landlord's Notice                                            15.2(a)
         Loading Area                                                 38.1(a)
         Minor Improvements                                           10.1
         Negotiation Notice                                           39.1(a)
         Net Rent                                                     23.4(c)
         Non-Structural Improvements                                  10.1
         Overcharge                                                    6.5
         Permitted Use                                                 5.1
         Primary Term                                                  2.3
         Phase 1                                                       2.2
         Phase 2                                                       2.2
         Premises                                                      2.1
         RIDA                                                         37.8 (a)
         Right of First Offer                                         39.1 (a)
         Sale Notice                                                  39.1 (a)
         Successor Corporation                                        17.4 (b)
         Successor Landlord                                           18.3 (a)
         Superior Interest                                            18.1 (a)
         Superior Lease                                               18.1 (a)
         Superior Lessor                                              18.1 (a)
         Superior Mortgage                                            18. a (a)
         Superior Mortgagee                                           18.1 (a)
         Take-Back Space                                              17.5 (b)
         Tenant                                                       37.5
         Tenant's Broker                                              32.1
         Tenant's Improvements                                         4.2
         Tenant's Offer                                               39.2
         Tenant's Parking Area                                        38.1 (a)
         Tenant's Tax Payment                                          6.1 (a)
         Tenant's Operating Expense Payment                            6.2(a)
         Tenant's Tax Payment                                          6.1(a)
         Tenant's Projected Share                                      6.2(b)
         Tenant's Utility Payment                                     14.2
         Termination Notice                                           22.1(g)
         Transferee                                                   37.2

ARTICLE 2. DEMISED PREMISES; TERM

Section  2.1.     Premises.

         Landlord hereby leases to Tenant, and Tenant hereby hires from Landlord, the premises hereinafter described ("Premises") in the building known as 22 Hemion Road, Ramapo, New York, and also known as 30 Dunnigan Drive (the "Building") erected on the land ("Land") located in the Village of Montebello, County of Rockland, State of New York, and more particularly set forth in Exhibit D, for the term hereinafter stated, for the rents hereinafter reserved, and upon and subject to the terms of this Lease.

Section  2.2.     Intentionally Omitted.

Section  2.3.     Commencement Date.

         The term of this Lease (the "Primary Term") shall commence on June 28, 2003 ("Commencement Date") and shall end at 12:00 midnight local time on March 31, 2023 (the "Expiration Date"). It is acknowledged and agreed between Landlord and Tenant that the Primary Term consists of the remaining portion of the existing initial term of the Original Lease, three (3) renewal terms of five (5) years each pursuant to the Original Lease, plus one (1) additional year thereafter.

ARTICLE 3. RENT AND RENT ABATEMENT

Section  3.1.     Fixed and Additional Rent.

         Tenant shall pay to Landlord, without notice or demand (except to the extent that Tenant is entitled to receive notice in another provision of this Lease), in lawful money of the United States of America, at the office of Landlord designated in Article 36 or at such other place as Landlord may designate, the following:

(i) annual fixed rent ("Fixed Rent") as set forth on Exhibit F payable in equal monthly installments in advance on the first day of each and every month, and

(ii) additional rent ("Additional Rent") consisting of all other sums of money that shall become due from and be payable by Tenant hereunder.

Tenant covenants to pay the Fixed Rent and Additional Rent when due and to observe and perform Tenant's obligations hereunder in a timely manner. If Tenant shall fail to pay any installment of Fixed Rent for a period of ten (10) days after written notice that such sum has not been paid when due, or shall fail to pay any amount of Additional Rent for a period of fifteen (15) days after written notice that such amount has not been paid when due, Tenant shall pay interest thereon at the Interest Rate, from the date when such installment or amount shall have been due to the date of the payment thereof, and such interest shall be deemed to be Additional Rent. Landlord shall only be obligated to give Tenant such written notice that Fixed Rent or Additional Rent has not been paid when due two (2) times in any one period of twelve (12) months. There shall be no abatement of, deduction from, counterclaim or setoff against Fixed Rent or Additional Rent.

Section  3.2.     Intentionally Omitted.

Section  3.3.     Rent Reductions for Legal Requirements.

         If any of the rents payable hereunder shall be or become uncollectible, reduced or required to be refunded because of any Legal Requirement, Tenant shall enter into such agreements and take such other actions (without additional expense or liability to Tenant whether to Landlord or third parties) as Landlord may legally request and as may be legally permissible to permit Landlord, during the continuance of such Legal Requirement, to collect the maximum rents as may be legally collectible (and not in excess of the amounts reserved therefor under this Lease). Upon the termination of such Legal Requirement, (a) the rents shall become and thereafter be payable in accordance with the amounts reserved herein and (b) Tenant shall pay to Landlord upon demand, to the extent legally permissible, an amount equal to (i) the rents which would have been paid pursuant to this Lease but for such Legal Requirement less (ii) the rents and payments in lieu of rent paid by Tenant during the period in which such Legal Requirement was in effect. If Tenant in good faith disputes whether Landlord's request to Tenant complies with Legal Requirements, and the parties are unable to resolve the matter, then it shall be resolved by a legal opinion from a reputable New York law firm mutually acceptable to Landlord and Tenant. Landlord and Tenant shall share equally the fees of such law firm.

Section  3.4.     Occupancy Taxes

         Tenant shall pay to Landlord upon demand any occupancy tax or tax in lieu thereof not included in Taxes payable as a result of Tenant's occupancy of the Premises, if the same shall become payable by Landlord in the first instance or is at any time required to be paid by Landlord.

ARTICLE 4. COMPLETION AND OCCUPANCY OF THE PREMISES

Section  4.1.     Condition of Premises.

         Landlord shall deliver the Premises in "AS IS" condition without any obligation to perform any work for Tenant in the Premises.

Section  4.2.     Tenant's Improvements.

         Tenant has previously constructed Improvements for its fit-up of the Premises and may construct future Improvements (collectively, "Tenant's Improvements"), provided it complies with Landlord's reasonable requirements in connection with such construction.

ARTICLE 5. USE

Section  5.1.     Use.

(a) The Premises shall be used and occupied only for (i) the storage, distribution, processing, packing, shipping, ticketing and tagging of clothing and other apparel, (ii) computer processing services, (iii) ancillary office use in connection with Tenant's business and, except as prohibited in Section 5.2,
(iv) a warehouse retail outlet, and (v) other warehouse and ancillary office uses and for no other purposes (the "Permitted Use"). Landlord represents and warrants that Landlord's present use is permitted under the applicable zoning code, that it has not received any notice of violation relating to its use of the Real Property that is outstanding at the date of this Lease.

(b) Intentionally Omitted.

Section  5.2.     Restrictions on Use.

         Tenant shall not use, occupy or permit the Premises or any part thereof to be used in any manner, or permit anything to be brought into or kept therein, which would, (a) violate any Legal Requirement, (b) cause or be likely to cause injury or damage to the Real Property or any part thereof or to any Building Equipment, (c) constitute a public or private nuisance, (d) emit or discharge noise, fumes, vapors or odors into the Building or the Building Equipment which are likely to disturb other occupants of the Building, (e) adversely affect, impair or interfere with to any significant extent the proper and economical furnishing of any of the Building services, including the furnishing of electrical energy, cleaning, heating, ventilating and air conditioning, or the servicing of all or any part of the Building or Building Equipment, (f) impair or interfere with to any significant extent the use and enjoyment of any other area of the Building by, or cause to any significant extent discomfort, annoyance or inconvenience to, Landlord or any other tenant, (g) adversely affect the appearance, character or reputation of the Building, or (h) cause Tenant to default in any of its other obligations under this Lease.

Section  5.3.     Tenant's Licenses and Permits.

         Tenant shall be responsible for obtaining at its own cost any governmental license or permit required for the proper and lawful conduct of Tenant's business in the Premises which is not Landlord's obligation to obtain under other provisions of this Lease. If failure to secure such license or permit would adversely affect Landlord or the Building to any significant extent, then Tenant, at its expense, shall duly procure and thereafter maintain such license or permit and submit the same to Landlord for inspection. Tenant shall at all times comply with the terms and conditions of each such license or permit. In no event shall Tenant's failure to procure or maintain such license or permit relieve Tenant from its obligations hereunder.

Section  5.4.     Floor Loads.

         Tenant shall not place a load upon any floor that exceeds either the floor load per square foot that such floor was designed to carry or which is allowed by any Legal Requirement.

ARTICLE 6. REAL ESTATE TAXES AND OPERATING EXPENSES

Section  6.1.     Tenant's Tax Payment.

(a) Tenant shall pay to Landlord for the Tax Year or portion thereof commencing at the Commencement Date and each Tax Year (or portion thereof) occurring during the Term (i) Tenant's Proportionate Share of Taxes for the Tax Year (or portion thereof) less (ii) the Base Tax Guarantee ("Tenant's Tax Payment"), plus all

Taxes specifically assessed by an assessing authority on any improvements or additions to the Premises constructed by or on behalf of Tenant.

(b) Landlord shall furnish Tenant Landlord's Statement of Tenant's Tax Payment for the Tax Year together with a copy of the relevant tax bills. Tenant shall pay to Landlord Tenant's Tax Payment thirty (30) days prior to the last date the Taxes are payable. If and to the extent Landlord is entitled to pay the Taxes to which Tenant's Tax Payment relates in installments, Tenant shall be entitled to pay Tenant's Tax Payment to Landlord in similar installments, each such installment of Tenant's Tax Payment to be paid at least thirty (30) days prior to the last day on which such installment of Taxes is payable without penalty.

(c) If there shall be any increase or decrease, including decreases by reason of certiorari proceedings, in Taxes for any Tax Year for which Tenant is responsible for Tenant's Tax Payment, during or after such Tax Year, Landlord shall furnish to Tenant a revised Landlord's Statement for such Tax Year (which shall be accompanied by a copy of the relevant tax bills), and Tenant's Tax Payment for such Tax Year shall be accordingly adjusted. Within fifteen (15) days after such Landlord's Statement is furnished to Tenant, Tenant shall pay any additional Tenant's Tax Payment or shall receive credit for any overpayment in Tenant's Tax Payment shown by such revised Landlord's Statement against subsequent installments of Tenant's Tax Payment.

(d) For purposes of this Article 6, the amount of any decrease in Taxes for any Tax Year shall be reduced by the sum of (i) all costs and expenses, including reasonable counsel fees, incurred by Landlord in connection with such decrease and (ii) all such costs and expenses incurred by Landlord in connection with efforts to reduce Taxes for any other Tax Years provided Tenant was obligated to pay Taxes under this Lease for such prior Tax Years (whether or not any reduction was actually obtained) not theretofore recovered through tax refunds for such other Tax Years or otherwise. Nothing herein contained shall obligate Landlord to bring any application or proceeding seeking a reduction in Taxes or assessed valuation.

(e) The benefit of any discount for the early payment or prepayment of Taxes shall accrue solely to the benefit of Landlord and such discount shall not be subtracted from Taxes except to the extent Tenant shall have provided prior to the date of such early payment or prepayment the funds for Tenant's Proportionate Share thereof in which case Tenant shall benefit from the discount.

(f) Intentionally Omitted.

Section  6.2.     Tenant's Right to Contest Taxes.

(a) If Landlord does not elect to contest the Taxes, Tenant shall have the right to contest the amount or validity, in whole or in part, of any Taxes, or to seek a reduction in the valuation of the Real Property as assessed for real estate tax purposes by appropriate proceedings diligently conducted in good faith, but only after payment of such Taxes unless such payment would operate as a bar to such contest, in which event Tenant may postpone or defer payment of such Taxes provided that (i) neither the Real Property nor any part thereof would, by reason of such postponement or deferment, be in imminent danger of being forfeited or lost, (ii) Tenant shall have obtained the prior consent to such postponement or deferment of any Superior Mortgagee, if such consent is required to be obtained by Landlord under any Superior Mortgage, and (iii) Tenant shall have provided Landlord or any Superior Mortgagee, if requested, with such security for the payment of such contested Taxes as Landlord or any Superior Mortgagee shall deem reasonably adequate. If, at any time during the continuance of such proceeding, Landlord shall deem the amount so deposited insufficient, Tenant shall, upon demand, make an additional deposit of such additional amount as Landlord may reasonably request.

(b) Upon the final termination of any such proceeding, Tenant shall pay the unpaid or deferred amount of such contested Taxes or part thereof as finally determined in such proceeding, together with any costs, fees, interest, penalties or other liabilities in connection therewith, less any amount then held by Landlord or any Superior Mortgagee on account thereof which Tenant directs be applied towards such payment.

(c) Landlord shall not be required to join in any proceeding referred to in this
Section 6.2 unless required by law, in which event Landlord shall, upon written request by Tenant, join in such proceedings or permit the same to be brought in its name, upon compliance by Tenant with such requirements as Landlord may reasonably impose. Tenant covenants that Landlord shall not suffer or sustain any costs or expenses (including, but not limited to, reasonable counsel fees) or any liability in connection with any such proceeding. Landlord shall have the right at Landlord's expense to participate in any such proceeding commenced by Tenant.

(d) Unless Tenant secures the consent in writing of all other tenants in the Building to prosecute such tax appeal, Tenant will Indemnify such other tenants if Tenant's tax appeal results in a higher assessed valuation of the Real Property.

Section  6.3.     Operating Expense Payment.

(a) Commencing on the Commencement Date and continuing for each Operation Year (or portion thereof) occurring during the Term, Tenant shall pay to Landlord as Additional Rent for such Operation Year a sum ("Tenant's Operating Expense Payment") equal to Tenant's Proportionate Share of the Operating Expenses. (b) Commencing on the Commencement Date, and continuing for each Operation Year (or portion thereof) occurring during the Term, Tenant shall pay to Landlord on account of Tenant's Operating Expense Payment for the then current Operation Year an estimated amount of Tenant's Operating Expense Payment for the current Operation Year ("Tenant's Projected Share") payable in monthly installments. Tenant's Projected Share for the period from the Commencement Date to December 31, 2003 shall be based on Landlord's reasonable estimate of Tenant's projected 2003 Operating Expenses, which Landlord has furnished to Tenant. Tenant's Projected Share for 2004 and each following Operation Year during the Term shall be an amount equal to 105% of Tenant's Operating Expense Payment, if any, for the prior Operation Year. Tenant's obligation to pay Tenant's Projected Share shall accrue as of the first day of the relevant Operation Year and Tenant's Projected Share shall be payable in twelve (12) equal monthly installments, in advance, on the first day of each month during such Operation Year; provided, however, that (i) until the first day of the month following the month in which Landlord's Statement regarding Tenant's Operating Expense Payment for the preceding Operation Year is furnished to Tenant, Tenant shall pay to Landlord on the first day of each month an amount equal to one-twelfth (1/12) of Tenant's Projected Share of Operating Expenses for the preceding Operation Year and (ii) within fifteen (15) days after such Landlord's Statement is furnished to Tenant,

Tenant shall pay any deficiency in Tenant's Projected Share of Operating Expenses or, if there shall have been an overpayment, Landlord shall credit the amount thereof against the next succeeding months' installments of Tenant's Projected Share of Operating Expenses, or refund such amount within thirty (30) days if the Term shall have expired.

(c) After the end of each Operation Year commencing with the 2003 Operation Year and each Operation Year thereafter, Landlord shall furnish to Tenant a Landlord's Statement setting forth Tenant's Operating Expense Payment for such Operation Year. If such Landlord's Statement indicates that Tenant's Projected Share exceeded Tenant's Operating Expense Payment for such Operation Year, Landlord shall credit the amount of such excess against the succeeding installments of Tenant's Projected Share, or refund such amount within thirty
(30) days if the Term shall have expired. If such Landlord's Statement shall indicate that Tenant's Operating Expense Payment exceeded Tenant's Projected Share for such Operation Year, Tenant shall pay the amount of such excess to Landlord within fifteen (15) days after receipt of Landlord's Statement.

Section  6.4.     Expiration Date.

(a) If the Expiration Date shall occur on a date other than a December 31st any Additional Rent for the Operation Year or Tax Year in which the Expiration Date shall occur shall be appropriately prorated.

(b) Nothing in this Article 6 shall be construed so as to result in a decrease in the amount of Fixed Rent payable hereunder or to permit Tenant to apply the amount of any over-paid or prepaid Additional Rent hereunder against any rent other than subsequently accruing installments of Additional Rent; provided, however, that if, as of the Expiration Date, there shall be unused credits for overpaid or prepaid Additional Rent pursuant to this Article 6, so long as Tenant is not in default, such credits may be applied to offset any other amounts due and payable by Tenant and the balance of such credits, if any, shall be refunded to Tenant by Landlord, within thirty (30) days after the Expiration Date.

Section  6.5.     Landlord's Statement.

         Landlord's failure to render a Landlord's Statement for any Tax Year or Operation Year under Article 6 shall not prejudice Landlord's right to thereafter render a Landlord's Statement with respect thereto or with respect to any subsequent Tax Year or Operation Year, provided if Landlord does not render a Landlord's Statement within six (6) months after the expiration of a Tax or Operation Year, as the case may be, Tenant may give Landlord written notice of such failure and if Landlord does not submit the Landlord's Statement within thirty (30) days after such notice, Landlord shall, subject to Force Majeure, forfeit the right to submit such statement for the applicable Operation or Tax Year. Each Landlord's Statement shall be conclusive and binding upon Tenant unless within six (6) months after receipt thereof, Tenant shall notify Landlord that it disputes the correctness of Landlord's Statement, specifying the particular respects in which the same is claimed to be incorrect, and shall pay Additional Rent in accordance with the applicable Landlord's Statement, without prejudice to Tenant's position. If Landlord fails to render a Landlord's Statement within six (6) months after the expiration of a Tax or Operation Year, as the case may be, and Tenant disputes the estimated amount of Additional Rent paid pursuant to the preceding provisions of this Article 6 in respect of such Tax or Operation Year, Tenant shall notify Landlord that it disputes such amount within six (6) months after the last date that Landlord was entitled to render a Landlord's Statement with respect to such Tax or Operation Year, specifying the particular respects in which it is claimed that Tenant's payments are incorrect.

If such dispute shall not be resolved within seven (7) months after the giving of such Landlord's Statement, or if Landlord does not give a Landlord's Statement, seven (7) months after the expiration of the period for Landlord to render such Statement, Tenant shall submit the dispute to arbitration pursuant to Article 7 hereof. After timely notification to Landlord from Tenant, and upon prompt written request from Tenant, Landlord shall permit Tenant or Tenant's accounting firm a period of sixty (60) days in which to inspect and audit the books and records of Landlord which are or could be relevant to the accuracy of said Landlord's Statement or the amounts charged Tenant for the Operation Year. Such inspection shall be conducted at Landlord's office where the records are kept in New York, New Jersey or Connecticut, and shall be at such time or times during business hours as Landlord shall reasonably designate. Tenant shall keep confidential any information obtained from the books and records of Landlord.

Section  6.6.     Refund to Tenant.

         If any payment made by Tenant pursuant to the preceding provisions of this Article 6 is more than ten percent (10%) greater than the amount Tenant should have paid (the "Overcharge"), Landlord in addition to refunding Tenant the Overcharge within twenty (20) days after the determination of the Overcharge shall pay Tenant interest on the Overcharge at the Interest Rate.

ARTICLE 7. LIMITED ARBITRATION

Section  7.1.     Limited Arbitration.

(a) Landlord and Tenant agree that any dispute between the parties shall be resolved by the courts of the State of New York, and not by arbitration. Notwithstanding the preceding sentence, the parties have expressly in this Lease agreed to have disputes regarding Landlord's Statements in Section 6.5 resolved by arbitration if the parties cannot agree on their resolution.

(b) If arbitration of the issues set forth in Section 7.1(a) applies, then the Landlord and Tenant agree to submit the disputed matter to arbitration pursuant to the rules of the American Arbitration Association as follows except in no event shall any arbitrator award any punitive damages:

(i) Either party may submit to the other a demand for arbitration in accordance with the rules of the American Arbitration Association.

(ii) The arbitration shall be conducted with each party naming an arbitrator within twenty (20) days after a demand for arbitration has been served and the two arbitrators so selected, shall name a third arbitrator within the ten (10) day period following the selection of the two arbitrators and the agreement of both arbitrators selected to serve.

(iii) In the event the two arbitrators are unable to agree upon a third arbitrator, either party shall have the right to apply to an appropriate court of jurisdiction of the State where the Premises are located for the selection of the third arbitrator.

(iv) The arbitration shall be conducted in the City of New York under the rules of the American Arbitration Association and each party shall pay the cost of its own arbitrator and shall share equally the cost of the third arbitrator.

ARTICLE 8. INSURANCE

Section  8.1.     Tenant Not to Affect Insurance.

         Tenant shall not do or suffer or permit anything to be done in or about the Premises or the Building which would result in the cancellation of, or the assertion of any defense by the insurer to any claim under, any policy of insurance maintained by or for the benefit of Landlord. Upon notice from Landlord that Tenant has done or suffered or permitted anything to be done in or about the Premises or the Building which has resulted or will result in the cancellation of, or the assertion of any defense by the insurer to any claim under, any policy of insurance maintained by or for the benefit of Landlord, then Tenant, within twenty (20) days of receipt of such notice (or such shorter period as may be required to prevent cancellation under any applicable insurance policy), shall either (i) eliminate the cause of such cancellation or assertion of defense or (ii) provide a substitute insurance policy containing comparable coverage from a company reasonably acceptable to Landlord. Notwithstanding the foregoing, if Tenant has not received a copy of the provision of the insurance policy that Tenant is accused of violating at least thirty (30) days before receipt of Landlord's notice of violation, then Tenant shall have thirty (30) days to elect option (i) or (ii) as specified in the preceding sentence. The cost of any such substitute insurance policy shall be paid by Landlord and shall constitute an Operating Expense (provided that if the cost of such substitute insurance policy exceeds the cost of the policy that is replaced, then such excess cost shall not be included as an Operating Expense and Tenant shall pay such excess directly to Landlord on demand). If Tenant fails to eliminate such cause of cancellation or assertion of defense, and fails to provide such substitute insurance policy, then Tenant shall Indemnify Landlord against liability which would have been covered by such insurance to the extent such liability is not covered by Tenant's insurance under Section 8.3. Nothing in this Section 8.1 shall limit whatever mitigation requirements are imposed upon Landlord by applicable law.

Section  8.2.     Increase in Insurance Rates

         If, by reason of any change in use of the Premises by Tenant, or for any other reason caused by Tenant, the rate of fire or other type of insurance (including rent insurance) maintained by Landlord on the Real Property or the Building Equipment or other property of Landlord shall increase over the prior rate then in effect, Tenant shall reimburse Landlord, on demand, for that part of the premiums for such insurance paid by Landlord because of such circumstance.

Section  8.3.     Tenant Liability Insurance.

         Tenant shall, at Tenant's cost, obtain and maintain during the Term and any other period during which Tenant shall have access to or possession of the Premises (a) comprehensive liability insurance in limits of not less than $10,000,000 for injury or death arising out of any one occurrence or single coverage limit for damage to property in respect of any one occurrence, or in any increased amounts customarily required for similar type buildings protecting
(i) as named insured, Tenant and (ii) as additional named insureds, Landlord and Landlord's agents and affiliates, the name and address of which have been furnished to Tenant (collectively, the "Additional Insureds") against any and all claims for personal injury, death or property damage occurring in, upon, adjacent to or in connection with the use of the Premises or any part thereof and (b) insurance against loss or damage by fire and such other risks and hazards as are insurable under then available standard forms of fire insurance policies with extended coverage, covering Tenant's Property for ninety percent (90%) of the full insurable value thereof, protecting Tenant as named insured. Tenant shall have the right to self insure the insurance specified in Section 8.3(b) (but not Sec. 8.3(a)), provided it maintains a net worth of not less than Fifty Million and 00/100 Dollars ($50,000,000). The aforesaid public liability insurance policy shall include a broad form contractual liability endorsement protecting Tenant against loss arising out of liabilities assumed by Tenant hereunder by indemnity or otherwise. While constructing any Improvements, Tenant shall also carry or cause to be carried insurance as required in Article 10. All insurance to be carried by Tenant shall be written in form and substance reasonably satisfactory to Landlord by an insurance company of recognized responsibility permitted to do business in the State of New York. If Tenant fails to procure or maintain such insurance and to pay all premiums and charges therefor within ten (10) days after notice from Landlord, Landlord may do so (but shall not be obligated), whereupon Tenant shall reimburse Landlord upon demand. All such insurance policies shall contain endorsements providing that
(x) such policies may not be materially changed, amended, cancelled or allowed to lapse except upon twenty (20) days prior notice to Landlord and the Additional Insureds, (y) no act or omission of Tenant shall affect or limit the obligations of the insurer with respect to any other named or additional named insured and (z) Tenant shall be solely responsible for the payment of all premiums under such policies and Landlord shall have no obligation for the payment thereof. On the Commencement Date, certified copies of the original insurance policies or appropriate certificates shall be deposited with Landlord and the Additional Insureds. Any endorsements to any such policies shall also be so deposited promptly upon issuance thereof and each renewal or replacement of a policy shall be so deposited at least fifteen (15) days prior to the expiration of such policy.

Section  8.4.     Tenant Not to Carry Concurrent Insurance.

         Tenant shall not carry separate or additional insurance, concurrent in form or contributing in the event of any loss or damage with any insurance required to be obtained by Tenant under this Lease. Tenant may carry any insurance coverage required of it hereunder pursuant to blanket policies of insurance so long as the coverage afforded Landlord and the Additional Insureds thereunder shall not be less than the coverage which would be provided by direct policies.

Section  8.5.     Waiver of Subrogation.

(a) Landlord and Tenant represent that as of the date of this Lease, it has included in its respective policies insuring against loss, damage or destruction by fire or other insured casualty a waiver of the insurer's right of subrogation against the other party (and, in the case of Tenant's policies, against the Additional Insureds) or, an express agreement that such policy shall not be invalidated if the insured waives or has waived before the casualty the right of recovery against any party responsible for a covered casualty. Landlord and Tenant each agrees to use diligent efforts to continue to have such a waiver or express agreement in its policies insuring against loss, damage or destruction by fire or other insured casualty. If such waiver or agreement shall cease to be obtainable without additional charge or at all, the insured party shall so notify the other party promptly after notice thereof. If the other party shall agree in writing to pay the insurer's additional charge therefor, such waiver, agreement or permission shall (if obtainable) be included in the policy.

(b) As long as Landlord's fire insurance policies include the waiver of subrogation or agreement referred to in Section 8.5,(a.) Landlord, to the extent that such insurance is in force and collectible, hereby waives, for itself and those claiming through or under it, any right of recovery against Tenant, any other permitted occupant or subtenant of the Premises, and any of their employees, agents or contractors, for any loss occasioned by fire or other insured casualty. If at any time any of Landlord's such policies shall not include such or similar provisions, (i) the waiver set forth in the foregoing sentence shall, upon notice given by Landlord to Tenant, be of no further force or effect from and after the giving of such notice (or, if the insurer shall not grant such waiver for all of the required parties, such waiver shall be of no force or effect only with respect to the required parties not included in such waiver), and (ii) Landlord upon written request from Tenant, and Tenant's paying any extra charge, shall name Tenant as an additional insured under Landlord's fire policy insuring the Building.

(c) As long as Tenant's fire insurance policies include the waiver of subrogation or agreement referred to in Section 8.5(a), Tenant, to the extent that such insurance is in force and collectible, hereby waives (and agrees to cause all other occupants of the Premises to execute and deliver to Landlord instruments waiving), for itself and those claiming through or under it, any right of recovery against Landlord, the Additional Insureds and any of their employees, agents or contractors, for any loss occasioned by fire or other insured casualty. If at any time any of Tenant's such policies shall not include such or similar provisions, (i) the waiver set forth in the foregoing sentence shall, upon notice given by Tenant to Landlord, be of no further force or effect from and after the giving of such notice (or, if such insurer shall not grant such waiver for all of the required parties, such waiver shall be of no force or effect only with respect to the required parties not included in such waiver), and (ii) Tenant upon written request from Landlord, and Landlord paying any extra charge, shall name Landlord as an additional insured under Tenant's fire policy insuring Tenant's Property.

Section  8.6.     Landlord All Risk insurance.

(a) Landlord shall carry, throughout the Term: (i) "all risk" coverage for the Real Property equal to one hundred (100%) replacement value; (ii) rent insurance for the Fixed Rent and Additional Rent payable under this Lease for a period selected by Landlord not to exceed twenty-four (24) months; and (ii) public liability and property damage insurance in amounts reasonably determined by Landlord from time to time. The costs of all insurance to be carried by Landlord pursuant to this Section 8.6 shall be included in Operating Expenses for the purposes of Article 6 hereof.

(b) Landlord's "all risk" insurance must be provided by insurance companies of recognized responsibility permitted to write insurance in the State of New York. Certificates of such insurance must be provided to Tenant upon the Commencement Date and no later than twenty (20) days prior to expiration of the then current policy. The policy or certificates shall provide that the insurer will notify Tenant at least twenty (20) days prior to cancellation, material modification or expiration of any such policies. Tenant shall have the right to review the policies (except for such portions which Landlord deems confidential) at reasonable times upon reasonable notice at locations reasonably designated by Landlord.

Section  8.7.     Tenant's Charges for All Risk Insurance.

(a) Promptly upon Tenant's request, Landlord shall furnish Tenant with a rating of the Building for fire insurance purposes and the applicable premium for 2003 based on Tenant's particular use. Such rating shall be performed by a national rating service selected by Landlord, such as Factory Mutual, ISO or similar organization. Tenant shall furnish any information about its particular use reasonably requested by such rating organization, and permit such agency to have access to the Premises.

(b) Within sixty (60) days after Tenant receives the information specified in
Section 8.7(a), Tenant, if it elects, may furnish to Landlord proof of availability of comparable insurance at a lower rate from an insurance company meeting all the requirements of Section 8.6. Provided the insurance coverage and insurance company are acceptable to Landlord's mortgagee, in its sole discretion, and the insurance company has a Best or comparable rating at least equal to Landlord's insurance company, then Landlord shall have the option to select the insurance offered by Tenant, or select its own insurance. If Landlord selects its own insurance, Landlord will not charge the Tenant more than if Landlord had selected the insurance offered by Tenant.

(c) Tenant shall have the right to make the election described in Section 8.7(b) from time to time during the term of this Lease, provided Tenant must offer such comparable insurance by the later of (i) at least ninety (90) days before the expiration of Landlord's current insurance policy (which Landlord will furnish upon request) or (ii) within one-half of the time between when Tenant first learns of the increase in the premium under Landlord's current policy and the date when the current policy expires. Landlord will in no event be obligated to cancel any insurance policy before its expiration. Landlord shall advise Tenant of any proposed increase in the premium charged under Landlord's current insurance within five (5) days after Landlord learns of such increase in order to permit Tenant to comply with the time limitations set forth in the preceding sentence.

(d) Notwithstanding anything in this Lease to the contrary, Tenant shall pay as part of Operating Expenses its Proportionate Share of the fire insurance premium determined in accordance with Section 8.7, even though Landlord's actual cost for such insurance for the Building may be greater or lesser than such amount.

Section  8.8.     Parties Liability for Fire Unaffected.

         Except to the extent expressly provided in Section 8.5, nothing contained in this Lease shall relieve either party of any liability to the other or to its insurance carriers which such party may have under law or the terms of this Lease in connection with any damage to the Building by fire or other casualty.

ARTICLE 9. COMPLIANCE WITH LAWS

Section  9.1.     Tenant's Compliance with Laws.

         Tenant, at its expense, shall subject to Force Majeure, diligently comply with all Legal Requirements affecting or related to Tenant's use of the Premises and Tenant's operations in the Premises (including Tenant Improvements) provided that Tenant shall have no obligation (other than Tenant's obligation to contribute to the cost of Capital Expenditures under Section 11.3) to make any Capital Expenditure in order to comply with Legal Requirements unless such compliance is required as a consequence of Tenant's particular manner of use of or operations at the Premises. Tenant shall give Landlord prompt notice of any notice it receives of any alleged violation of any Legal Requirement. Tenant shall pay all costs, expenses, fines, penalties and damages which may be imposed upon Landlord by reason of or arising out of Tenant's failure fully and promptly to comply with the provisions of this Section 9.1.

Section  9.2.     Tenant's Right to Contest Legal Requirements.

         Tenant shall have the right, at its sole cost and expense, to challenge any Legal Requirements to which Tenant is subject by appropriate proceedings conducted diligently and in good faith, provided (i) neither the Real Property, nor the Premises, or any part thereof, shall be subject to any threat of damage or loss, by reason thereof, (ii) Tenant shall have obtained the prior consent to such contest from any Superior Mortgagee, if such consent is required to be obtained by Landlord under any Superior Mortgage, (iii) Tenant shall have provided Landlord, or the Superior Mortgagee with such security, including a surety bond, as Landlord shall reasonably require, (iv) Landlord shall not be subject to any civil or criminal fines or prosecutions, or threat of legal proceedings by any third parties arising out of Tenant's non-compliance with such Legal Requirements, (v) Landlord shall not be subject to any cost or expense, including attorneys' fees, by virtue of Tenant's noncompliance with such Legal Requirements, and (vi) Tenant Indemnifies Landlord against any cost or expense which Landlord incurs as a result of Tenant's contest of such Legal Requirements.

Section  9.3.     Landlord's Compliance with Legal Requirements.

(a) Landlord shall, at its cost, and not as an Operating Expense, comply with all Legal Requirements affecting the Premises existing as of the Commencement Date. Without limiting the generality of the foregoing, Landlord shall, at its cost, and not as an Operating Expense, cause the existing office space in the Premises to comply with the requirements of the Americans with Disabilities Act existing as of the Commencement Date. Within twenty (20) days after Tenant has knowledge that Landlord has not complied with any Legal Requirements existing as of the Commencement Date which affects the Premises, Tenant shall give Landlord written notice thereof. Subject to Force Majeure, Landlord shall proceed diligently to remedy such noncompliance.

(b) Landlord shall, at its cost, comply with Legal Requirements during the Term which affect the Premises and which do not relate to Tenant's particular manner of use or operations at the Premises. To the extent such compliance results in Landlord having to incur Capital Expenditures, Landlord shall bill Tenant for Tenant's Proportionate Share of such Capital Expenditures, plus interest at the Interest Rate, amortized equally over a period of ten (10) years, provided Tenant shall not be responsible for any unpaid portion after the Expiration Date. Tenant shall pay such amounts to Landlord as Additional Rent within twenty
(20) days after receipt of Landlord's statement setting forth Tenant's Proportionate Share. Capital Expenditures by Landlord described in this Section 9.3(b) shall not constitute Operating Expenses.

Section  9.4.     Tenant's Compliance with Environmental Laws.

(a) Tenant, at its expense (subject to Sections 9.1, 9.3(b), 9.5 and 9.6), shall comply with all federal, state, county and local environmental laws and regulations and any other environmentally related Legal Requirements affecting or related to Tenant's use of and operations at the Premises and Tenant shall give Landlord prompt notice of any lack of compliance with any of the foregoing and of any notice it receives of the alleged violation of any such environmental laws or regulations. Tenant shall pay all costs, expenses, fines, penalties and damages, including reasonable attorneys' fees, which may be imposed upon Landlord by reason of or arising out of Tenant's failure fully and promptly to comply with the provisions of this Section 9.4(a).

(b) Tenant will be solely responsible for and will Indemnify Landlord, its agents and employees to the extent any claims arise out of or in connection with the storage, management, treatment, use, release or disposal of toxic or hazardous materials in, on, from or about the Premises or the Real Property by Tenant, its employees, agents, representatives or contractors or which arise out of or in connection with any removal, cleanup and restoration work and related materials performed by or on behalf of Tenant necessary to return the Premises or the Real Property including, without limitation, the groundwater, soil, and soil vapor to the condition existing prior to the appearance of Tenant's toxic or hazardous materials on the Premises, to the extent required (i) by applicable laws, regulations, policies, standards, or guidelines of any regulatory authority having jurisdiction over the Premises or the Real Property for environmental matters ("Environmental Requirements"), or (ii) to eliminate any health or environmental hazard to any person, the Premises or the Real Property.

Section  9.5.     Landlord's Compliance with Environmental Laws.

(a) Landlord shall, at its cost, and not as an Operating Expense, comply with any Environmental Requirements affecting the Premises existing as of the Commencement Date and shall eliminate any health or environmental hazard to any person, the Premises or the Real Property existing as of the Commencement Date, and shall not, during the Term, violate any Environmental Requirements which affect the Premises or the Real Property. Within twenty (20) days after Tenant has knowledge that Landlord has not complied with the foregoing obligations, Tenant shall give Landlord written notice thereof. Landlord shall proceed diligently to remedy such noncompliance or correct such violation. Landlord shall pay all costs, expenses, fines, penalties and damages, including reasonable attorneys' fees, which may be imposed upon Tenant by reason of or arising out of Landlord's failure fully and promptly to comply with the provisions of this Section 9.5(a).

(b) Landlord will be solely responsible for and will Indemnify Tenant, its agents and employees, to the extent any claims arise out of or in connection with the storage, management, treatment, use, release or disposal of toxic or hazardous materials in, on, from or about the Premises or the Real Property by Landlord or its affiliates or their respective employees, agents, representatives or contractors or which arise out of or in connection with any removal, clean-up or restoration work or related materials performed by or on behalf of Landlord necessary to return the Premises or the Real Property, including, without limitation, the ground water, soil, and soil vapor to the condition existing prior to the appearance of such toxic or hazardous materials in the Premises or the Real Property, to the extent required (i) by Environmental Requirements or (ii) to eliminate any health or environmental hazard to any person, the Premises or the Real Property.

(c) Landlord at its cost, and not as an operating Expense, shall remove all underground storage tanks, if any, from the Real Property. Such removal will be performed in accordance with all applicable Legal and Environmental Requirements.

Section  9.6.     Additional Environmental Provisions.

(a) Landlord shall include a provision in all other leases in the Building (except for leases with affiliates of Landlord) providing in substance that such tenant shall be responsible in connection with environmental matters in substantially the same manner and extent as Tenant is responsible under Section
9.4 (or, at Landlord's option, such tenant shall have greater responsibilities than Tenant in connection with environmental matters). Upon written notice from Tenant, Landlord shall use diligent efforts to enforce such provision against such tenant (consistent with the provisions of that tenant's lease) if the violation thereof causes significant harm to Tenant or to the Premises.

(b) If it should be necessary to undertake any removal, clean-up, restoration or remediation work in order for the Real Property to comply with Environmental Requirements, and the need to comply does not result from any actions or omissions of Landlord or Tenant or their affiliates, or their respective employees, agents, representatives or contractors, or the need to comply results from the actions or omissions of any other tenant or occupant in the Building (other than Landlord and its affiliates), or their respective employees, agents, representatives or contractors, and such entities fail to assume the financial responsibility to comply with Environmental Requirements, then Landlord shall assume the financial responsibility for compliance with such Environmental Requirements (including reasonable legal fees). Landlord shall bill Tenant for Tenant's Proportionate Share of such expenditures, plus interest at the Interest Rate amortized equally over a period of seven and one-half (7 1/2) years, provided Tenant shall not be responsible for any unpaid portion after the Expiration Date. Subject to Section 9.6(c), Tenant shall pay such amounts to Landlord as Additional Rent within twenty (20) days after receipt of Landlord's Statement setting forth Tenant's Proportionate Share.

(c) At such time as Tenant has paid Six Million and 00/100 Dollars ($6,000,000.00), plus applicable interest at the Interest Rate under Section 9.6(b), Tenant may give Landlord written notice advising Landlord that it will terminate the Lease because it is unwilling to pay any further amounts under
Section 9.6(c). If within thirty (30) days after such notice, Landlord does not advise Tenant that it will assume Tenant's share in excess of Six Million and 00/100 Dollars plus interest at the Interest Rate, then this Lease shall automatically terminate.

ARTICLE 10.  IMPROVEMENTS

Section  10.1.    Consent Requirement for Improvements.

         Tenant shall make no Structural Improvements in or to the Premises without Landlord's prior written consent which consent may be withheld in Landlord's sole and absolute discretion. Tenant may make all other Improvements ("Non Structural Improvements") in or to the Premises, and Improvements under the Work Agreement, with Landlord's consent, which consent shall not be unreasonably withheld, delayed or conditioned and Improvements costing less than Seventy-Five Thousand and 00/100 Dollars ($75,000.00) and mere decorations ("Minor Improvements") without Landlord's consent. All Improvements shall be made subject to, and Tenant shall be bound by and observe, all the terms of this Article, including the following conditions unless waived or consented to by Landlord in writing:

(a) The Improvements shall not result in a violation of or require a change in any certificate of occupancy applicable to the Building. (b) The outside appearance of the Building or any part thereof shall not be affected in any way, the character, usefulness or rentability of the Building or any part thereof shall not be materially adversely affected and such Improvements shall not involve any structural changes or weaken or impair (temporarily or permanently) the structure or materially lessen the value or usable area of the Premises or the Building upon completion of the Improvements.

(c) No part of the Building outside of the Premises shall be physically altered, and there shall be no material interference or disturbance of other tenants.

(d) The proper and economical functioning of any Building Equipment shall not be materially adversely affected.

(e) All Improvements shall be made at Tenant's sole expense.

(f) On or before the date of termination of this Lease, Tenant shall, at Landlord's option, remove the Improvements and restore the Premises to their condition prior to the making of any Improvements by Tenant, reasonable wear and tear and damage by casualty excepted. If Tenant requests in writing at the time it submits plans to Landlord under Section 10.1(g) or under the Work Agreement Landlord will advise Tenant, at the time it approves such plans (assuming they are approved), or if no plans are required to be submitted to Landlord within ten (10) days after Tenant notifies Landlord of such proposed Improvements, whether Tenant will be obligated to remove such Improvements at or before the termination of this Lease as set forth in this Section 10.1(f). Tenant shall have no obligation to remove the improvements to the Premises or restore the portion of the Premises containing such improvements to the condition existing prior to the construction of such improvements.

(g) Before proceeding with any Improvements (other than Minor Improvements) , Tenant shall submit to Landlord three (3) copies of detailed final plans and specifications therefor, for Landlord's review and prior consent which will not be unreasonably withheld, delayed or conditioned with respect to Non-Structural Improvements. Any Improvements for which consent has been received shall be performed strictly in accordance with approved plans and specifications, and no amendments or additions thereto shall be made without the prior consent of Landlord, not to be unreasonably withheld, delayed or conditioned.

(h) Tenant shall not install any materials, fixtures or articles or make any other Improvements (other than such as would constitute Tenant's Property) which are subject to liens, conditional sales contracts, chattel mortgages or security interests.

(i) No Improvements other than Minor Improvements, shall be undertaken except under the supervision of a licensed architect or licensed professional engineer reasonably satisfactory to Landlord.

(j) Upon completion of any Improvements (other than mere decorations) Tenant shall deliver to Landlord three (3) copies of "as-built" plans for such Improvements.

Section  10.2.    Tenant Completion of Improvements.

(a) Tenant agrees that all Improvements shall at all times comply with all Legal Requirements and shall be made at such times and in such manner as will not materially interfere with Landlord or other tenants. Tenant, at its expense, shall (i) obtain all necessary municipal and other governmental permits, authorizations, approvals and certificates for the commencement and prosecution of such Improvements and for final approval thereof upon completion, (ii) deliver three (3) copies thereof to Landlord and (iii) cause all Improvements to be performed in a good and workmanlike manner, using new materials and equipment equal in quality to the original installations of the Building.

(b) Tenant agrees that, subject to Force Majeure, all Improvements shall be promptly commenced and completed and shall be performed so as not to materially interfere with or delay the occupancy by Landlord or any other tenant or impose any additional expense upon Landlord in the construction, maintenance, cleaning, repair, safety, management, security or operation of the Building or the Building Equipment, and if any such additional expense shall be incurred by Landlord as a result of Tenant's making of any Improvements, Tenant shall pay such additional expense promptly upon demand.

(c) Throughout the making of all Improvements (other than mere decorations), Tenant, at its expense, shall carry or cause to be carried (i) workmen's compensation insurance in statutory limits covering all persons employed in connection with such Improvements, (ii) all-risk property insurance, completed value form, covering all physical loss (including any loss of or damage to supplies, machinery and equipment) in connection with the making of such Improvements, and (iii) comprehensive liability insurance, with completed operations endorsement, covering any occurrence in or about the Real Property in connection with such Improvements, which comprehensive liability insurance policy shall satisfy the requirements of Section 8.3. Tenant shall furnish Landlord with satisfactory evidence that such insurance is in effect before the commencement of its Improvements and, on request, at reasonable intervals thereafter.

Section  10.3.    Notices of Violation.

         Subject to Sections 9.2 and 9.3 and Force Majeure, Tenant, at its expense, shall promptly procure the cancellation or discharge of all notices of violation arising from or otherwise connected with the Improvements issued by any public authority having or asserting jurisdiction, except to the extent such noncompliance is due to Landlord's violation of an express provision of this Lease.

Section  10.4.    Mechanics' Liens.

(a) Tenant shall promptly pay, subject to retainage and bona fide disputes with contractors, the cost of Improvements as work thereon progresses. Neither Landlord nor Landlord's agents shall be liable for any labor or materials furnished to Tenant upon credit.

(b) Tenant shall Indemnify Landlord against liability for any and all mechanics' and other liens filed in connection with Improvements, including the liens of any conditional sales of, or chattel mortgages, title retention agreements, security agreements or financing statements upon any materials or fixtures installed in and constituting part of the Premises. Tenant, at its expense, shall procure the discharge of any such lien by payment, bonding or otherwise, within thirty (30) days after the filing thereof against any part of the Real Property (unless Tenant is advised a shorter period of time is applicable to Landlord, under the terms of any Superior Mortgage). If Tenant shall fail to cause any such lien to be discharged within the period aforesaid, then, in addition to any other right or remedy, Landlord may discharge the same either by paying the amount claimed to be due or by deposit or bonding proceedings, in which event Landlord shall be entitled, if it elects, to compel the prosecution of an action for the foreclosure of such lien and to pay the amount of the judgment in favor of the lien or with interest, costs and allowances. Any amount so paid by Landlord, and all costs and expenses incurred by Landlord in connection therewith, shall be payable by Tenant upon demand.

Section  10.5.    Landlord Approval of Contractors.

         Tenant shall submit for Landlord's prior approval not to be unreasonably withheld, delayed or conditioned, any general contractors for any Improvements for which Landlord's prior consent is required pursuant to this Article. Landlord may exclude from the Building any person attempting to act as contractor in violation hereof.

Section  10.6.    Labor Disputes.

         Landlord and Tenant shall cooperate with each other to avoid creating any difficulty, strike or jurisdictional dispute with other contractors, mechanics or laborers engaged by Tenant or Landlord or others, or which would disturb the construction, maintenance, cleaning, repair, management, security, operation or occupancy of the Building or any part thereof by Landlord, Tenant or any other tenant.

Section  10.7.    Tenant's Fixtures.

         Except for items constituting Tenant's Property, all fixtures, equipment, Improvements and appurtenances attached to or built into the Premises at the commencement of or during the Term, whether or not at the expense of Tenant (collectively "Fixtures"), shall be and remain a part of the Premises, shall be deemed the property of Landlord as of the date such Fixtures are completed, attached to or built into the Premises and shall not be removed by Tenant, except as expressly provided in this Lease. No Improvements shall involve the removal of any Fixtures without Landlord's prior consent, which consent shall not be unreasonably withheld, delayed or conditioned if they shall be promptly replaced, at Tenant's expense and free of superior title, liens, security interests and claims, with like property, of at least equal quality and value.

Section  10.8.    Consent Not Waiver of Landlord's Rights.

         Landlord's review of and consent to plans or specifications or consent to the making of Improvements in the Premises shall not be deemed to be an agreement by Landlord that the contemplated Improvements comply with any Legal Requirements or Insurance Requirements or the certificate of occupancy for the Building nor shall same be deemed a waiver by Landlord of compliance by Tenant with any of the terms of this Lease.

ARTICLE 11.  REPAIRS

Section  11.1.    Tenant Repairs.

         Subject to Sections 11.2 and 11.3, Tenant, at its sole expense, shall
(i) take good care of the Premises, any Building Equipment which serves only the Premises and Fixtures therein, and Tenant's Property, (ii) promptly make all repairs and replacements, interior or exterior, ordinary or extraordinary, structural and non-structural, foreseen or unforeseen, as and when needed to preserve the Premises and such Building Equipment, Fixtures and Tenant's Property and any of the parking lots serving only the Premises, in good working order and condition, (iii) all maintenance and make all necessary repairs and replacement to the HVAC (except if it services part of the Building in addition to the Premises) and any security systems or devices which may be installed in the Premises by or on behalf of Tenant or any other permitted occupant of the Premises, and (iv) promptly replace scratched, damaged or broken doors and glass in and about the Premises and shall be responsible for all repairs and maintenance of wall and floor coverings in the Premises. All repairs and replacements made by or on behalf of Tenant or any person claiming through or under Tenant shall be made in conformity with the provisions of Sections 10.2(a)
(b) (c) (i) and (iii), 10.3 and 10.4, and shall be at least equal in quality and class to the original work or installation.

Section  11.2.    Landlord Repairs.

         Except to the extent such repairs and replacements are caused by the negligence or willful acts of Tenant, its employees, agents or representatives, or breach by Tenant of its obligations hereunder, including its repair and maintenance obligations, Landlord shall make, at its expense and not as an Operating Expense, all the repairs and replacements necessary to keep in good order and repair, the roof, the structural steel and the foundation of the Building.

Section  11.3.    Capital Expenditures.

         Except to the extent such repairs and replacements are caused by the negligence or willful acts of Tenant, its employees, agents or representatives, or breach by Tenant of its obligations hereunder, including its repair and maintenance obligations, Landlord shall be responsible for the repair or replacement of Major Building Systems or any component thereof which constitutes a Capital Expenditure. If Landlord incurs such cost, Landlord shall bill Tenant for Tenant's Proportionate Share of such Capital Expenditure, plus interest at the Interest Rate, amortized equally over a period of ten (10) years, provided Tenant shall not be responsible for any unpaid portion after the Expiration Date. Tenant shall pay such amounts to Landlord as Additional Rent within twenty
(20) days after receipt of Landlord's Statement setting forth Tenant's Proportionate Share. Capital Expenditures described in this Section 11 shall not constitute Operating Expenses.

Section  11.4.    Subject to Casualty and Condemnation.

         The obligations of the parties under Article 11 are subject to the provisions of Articles 15 and 16.

ARTICLE 12.  NET LEASE

Section  12.1.    Net Lease.

         Except as otherwise provided herein, this Lease is a net lease and the parties hereto intend the Fixed Rent to be absolutely net to Landlord and, any present or future law to the contrary notwithstanding, shall not terminate, nor shall Tenant be entitled to any abatement, reduction, setoff, counterclaim, defense or deduction with respect to any Fixed Rent, Additional Rent or other sum payable hereunder. Except as otherwise expressly provided herein, the parties intend that the obligations of Tenant under this Lease shall be separate and independent covenants and agreements and shall continue unaffected unless such obligations shall have been modified or terminated pursuant to an express provision of this Lease.

ARTICLE 13.  BUILDING ELECTRICITY COSTS

Section  13.1.    Electricity Costs.

         Commencing on the Commencement Date and continuing during the remainder of the Term, Tenant shall pay to the applicable utility company all amounts for Tenant's consumption of electricity at the Premises as registered on a direct meter presently installed to measure Tenant's consumption of electricity.

Section  13.2.    Intentionally Omitted.

ARTICLE 14.  TENANT'S UTILITIES

Section  14.1.    Heating.

         Commencing on the Commencement Date and continuing throughout the Term, Tenant shall pay to Landlord monthly Tenant's Proportionate Share of any and all costs and expenses associated with heating the Premises.

Section  14.2.    Water and Sewer Payments.

         Beginning on the Commencement Date and continuing throughout the Term, Tenant shall pay to Landlord monthly Tenant's Proportionate Share of water and sewer service at the Premises which is not separately metered or submetered for Tenant's Premises ("Tenant's Utility Payment").

Section  14.3.    Added Utility Usage.

         If Tenant or any other tenant uses a disproportionate amount of water or sewer service. such tenant shall pay for such additional usage.

Section  14.4.    Landlord's Services.

         Subject to Force Majeure, Landlord shall supply to Tenant, on a 24 hour basis, if needed, heat, water, electricity and sewer service at levels substantially consistent with such services supplied to Tenant as of the Commencement Date and normally supplied to class A industrial buildings having comparable tenants.

ARTICLE 15.  DAMAGE TO OR DESTRUCTION OF THE PREMISES

Section  15.1.    Reconstruction of Premises.

(a) If the Premises or any part thereof shall be damaged by fire or other casualty, Tenant shall give prompt written notice thereof to Landlord. If the Premises or any part thereof shall be damaged or rendered Untenantable by fire or other insured casualty and Tenant gives notice thereof to Landlord and this Lease is not terminated pursuant to any provision of this Article, Landlord shall proceed with reasonable diligence to collect the insurance proceeds attributable to such damage, if any, and to repair such damage to the Premises, excluding Tenant's Improvements or Tenant's Property. Except as provided in
Section 15.5, the Fixed Rent and Additional Rent shall be abated based on the proportion which the square footage of the Premises rendered Untenantable bears to the total square footage of the Premises from the date of the damage to the date that the Premises shall no longer be Untenantable. Such period shall include a reasonable time for Tenant, exercising due diligence, to construct its Tenant's Improvements and its material handling equipment. Landlord shall reasonably cooperate with Tenant to facilitate Tenant's installation of Tenant's Improvements and Tenant's Property. If Tenant reoccupies a portion of the Premises during the period of repair for the conduct of its business, the Fixed Rent and Additional Rent allocable to such reoccupied portion, based upon the proportion which the reoccupied portion of the Premises bears to the total area of the Premises, shall be payable by Tenant from the date of such occupancy.

(b) In the event of any damage or destruction to any part of the Premises, Tenant shall cooperate fully with Landlord with respect to Landlord's efforts to collect any insurance proceeds that may be payable to Landlord under Landlord's insurance policies on account of such damage or destruction. In furtherance thereof, Tenant shall not demolish or otherwise alter the portion of the Premises affected by such damage or destruction (other than as may be required by Legal Requirements, emergency conditions or as part of Tenant's efforts to prevent further damage) without Landlord's consent. If Landlord refuses to consent to Tenant's request to demolish or alter any part of the Premises, and such refusal results in additional portions of the Premises being rendered untenantable for the conduct of Tenant's business, the abatement of Fixed and

Additional Rent shall extend to such additional Premises until they are rendered tenantable for the conduct of Tenant's business.

Section  15.2.    Termination of Lease.

(a) In the event of any fire or other casualty to the Premises, Landlord shall, within ninety (90) days of such fire or other casualty, provide Tenant with a written notice (the "Landlord's Notice") setting forth a Qualified Architect's projected reconstruction time for the Premises. If the Qualified Architect determines that the Landlord will not be able to reconstruct the Premises (excluding the Tenant's Improvements) within eighteen (18) months from the occurrence of such casualty (or within six (6) months during the last two (2) years of the Term) (unless Tenant elects to exercise its option to extend the Lease), Landlord and Tenant shall each have the option to terminate this Lease. If Landlord elects to terminate this Lease, it shall notify Tenant as part of Landlord's Notice. If Tenant elects to terminate this Lease, it shall notify Landlord within thirty (30) days of receipt of Landlord's Notice. In the event the Lease is not terminated by either Landlord or Tenant as hereinabove permitted, Landlord shall, subject to Force Majeure, commence and proceed with diligence to restore the Premises, except for Tenant's Improvements and Tenant's Property.

(b) If Landlord, except for Force Majeure, is unable to rebuild and restore the Premises to the condition that existed prior to the casualty (except for Tenant Improvements) within thirty (30) days after the greater of: (a) the expiration of the restoration time accompanying Landlord's Notice or (b) eighteen (18) months, (or six (6) months during the last two (2) years of the Term (unless Tenant elects to exercise its option to extend the Term)), then this Lease and the Term hereof may at the election of Tenant be terminated by notice in writing from Tenant to Landlord, which notice shall be effective thirty (30) days after the giving of such notice if the Premises have not been restored by that date. If the Premises have been restored within said thirty (30) day period from the date the notice is given, the Lease shall continue in full force and effect.

(c) If Landlord is unable to rebuild and restore the Premises to the condition that existed prior to the casualty (except for Tenant Improvements) within forty-five (45) days after the expiration of the restoration time accompanying Landlord's Notice, and such restoration time is eighteen (18) months or less, then the rent abatement to which Tenant is entitled pursuant to Section 15.1 shall be increased (i) to 150% of the amount thereof commencing on the 46th day following expiration of the restoration time accompanying Landlord's Notice and ending on the 90th day following the expiration of such restoration time (or such earlier date upon which the abatement period described in Section 15.1 shall expire), and (ii) if the abatement period described in Section 15.1 has not expired by the 90th day following the expiration of the restoration time accompanying Landlord's Notice, to 200% of the amount thereof commencing on the 91st day following the expiration of such restoration time and continuing until the expiration of the abatement period described in Section 15.1. Tenant's right to rent abatement under this Section 15.2(c) shall be subject to Force Majeure and may only be used by Tenant to reduce Fixed Rent and Additional Rent payable under this Lease.

(d) If Landlord is obligated to or elects to restore the Premises as herein provided, Landlord shall be obligated to restore the Premises to substantially their former condition as of the Commencement Date in accordance with all Legal Requirements.

Section  15.3.    Tenant's Property and Tenant's Improvements.

         As long as Tenant's fire insurance policies include the waiver of subrogation or agreement referred to in Section 8.5(a), Landlord shall not be liable for any inconvenience or annoyance to Tenant or injury to the business of Tenant or to Tenant's Property or Tenant's Improvements occasioned by damage by fire or other casualty or the repair thereof, but Landlord shall use reasonable efforts to minimize disruption to Tenant's operations. Landlord will not carry insurance of any kind on Tenant's Property or Tenant's Improvements, and Landlord shall not be obligated to repair any damage thereto or replace the same, and Tenant releases Landlord from any damages to Tenant or Tenant's Property or Tenant's Improvements resulting from fire or other casualty no matter how caused.

Section  15.4.    No Release of Tenant.

         Except as expressly provided in Section 8.5, nothing herein contained shall relieve Tenant from any liability to Landlord or to its insurers in connection with any damage to the Premises or the Building by fire or other casualty if Tenant shall be legally liable in such respect. Except as provided in this Section 15.4 or a provision expressly designated to cover matters of termination of this Lease or periods after such termination, or a provision that expressly survives this Lease, termination of this Lease under Article 15 shall relieve all parties from liability to each other under the Lease.

Section  15.5.    Tenant Effect on Insurance.

         Notwithstanding any of the foregoing provisions of this Article, if, Tenant, or any of its employees, agents, licensees or contractors, causes Landlord or the Additional Insureds to be unable to collect all of the insurance proceeds (including rent insurance proceeds) applicable to damage or destruction of the Premises or the Building by fire or other casualty under Landlord's insurance coverages, then, without prejudice to any other remedy which may be available against Tenant, the abatement of rent provided for in this Article shall not be effective to the extent of the uncollectible insurance proceeds.

ARTICLE 16.  EMINENT DOMAIN

Section  16.1.    Total Condemnation.

         If the whole or substantially the whole of the Premises shall be acquired or condemned by eminent domain for any public or quasi-public use or purpose, this Lease shall terminate as of the date of the vesting or acquisition of title in the condemning authority with the same effect as if said date were the Expiration Date. If only a part of the Premises shall be so acquired or condemned then, except as otherwise provided in this Article, this Lease shall continue in force and effect but, from the date of the vesting of title, the Fixed Rent shall be an amount which bears the same ratio to the Fixed Rent payable immediately prior to such condemnation as the square footage of the untaken portion of the Premises available for Tenant's use bears to the square footage of the entire Premises immediately before the taking. Any Additional

Rent payable shall be adjusted to reflect the diminution of the Premises. If there is any disagreement on the square footage, before and after the taking, it shall be determined by the Qualified Architect. Pending such determination, Tenant shall pay to Landlord rent as reasonably estimated by Landlord, subject to prompt adjustment after such determination. For purposes of this Article 16, the terms "condemnation" "taken" "sold" or "acquisition" as used herein shall include any agreement in lieu of or in anticipation of the exercise of the power of eminent domain between Landlord and any governmental authority authorized to exercise the power of eminent domain.

Section  16.2.    Termination of Lease.

         If less than the whole or substantially the whole of the Premises but greater than twenty percent (20%) of the rentable square footage of the Premises is taken or sold, Tenant may terminate this Lease by giving written notice thereof to Landlord in which event this Lease shall terminate as of the date when physical possession of such portion of the Building is taken by the condemning authority. If twenty percent (20%) or more of the Tenant's Parking Area (unless Landlord provides alternative parking spaces in reasonable proximity to the Building) is thus taken or sold, Tenant may terminate this Lease by giving written notice thereof to Landlord in which event this Lease shall terminate as of the date when physical possession of such portion of Tenant's Parking Area is taken by the condemning authority. Tenant must give such notice within thirty (30) days after it has received from Landlord written notice of the taking or sale. In the event that notice of termination is given by Tenant, this Lease shall terminate as of the date when physical possession of such portion of the Building or Parking Area is taken with the same effect as if that date were the Expiration Date. In the event of any termination of this lease pursuant to the provisions of this Article 16, the Basic Rent and Additional Rent shall be apportioned as of the date of termination and any prepaid rent for any period after such date shall be promptly refunded by Landlord to Tenant.

Section  16.3.    Restoration of the Premises.

     If a part of the Premises shall be so acquired or condemned, other than under Section 16.5, and this Lease shall not be terminated pursuant to the provisions of this Article 16, Landlord, at its expense, shall with due diligence restore that part of the Premises not so acquired or condemned to a self-contained rental unit as speedily as practical to substantially its former condition, provided Landlord shall have no responsibility to restore Tenant's Property.

Section  16.4.    Condemnation Award.

         In the event of any such acquisition or condemnation of all or any part of the Premises, Landlord shall be entitled to receive the entire compensation or award therefor. Tenant shall have no claim against Landlord or the condemning authority for the value of any unexpired portion of the Term or for Tenant's leasehold interest and Tenant hereby expressly assigns to Landlord all of its right, title and interest in and to any such award, and also agrees to execute any and all further documents that may be required to facilitate the collection thereof by Landlord. Nothing contained in this Section 16.4 shall be deemed to prevent Tenant from making a separate claim in any condemnation proceeding for any moving expenses or for the value of any of Tenant's Property which would be removable at the end of the Term, provided such award shall be made by the condemnation court in addition to, and shall not result in a reduction of, the award made by it for the Real Property and the Building Equipment so taken.

Section  16.5.    Temporary Taking.

         If the temporary use or occupancy of all or any part of the Premises shall be condemned or taken for any public or quasi-public use or purpose during the Term, this Lease and the Term shall be and remain unaffected by such condemnation or taking and Tenant shall continue to be responsible for all of its obligations hereunder (except to the extent prevented from so doing by reason of such condemnation or taking). In such event, however, Tenant shall be entitled to appear, claim, prove and receive the entire award unless the period of temporary use or occupancy extends beyond the Expiration Date, in which event Landlord shall be entitled to appear, claim, prove and receive that portion of the award attributable to the restoration of the Premises, and the balance of such award shall be apportioned between Landlord and Tenant as of the Expiration Date. At the termination of such temporary use or occupancy prior to the Expiration Date, Tenant, at its own expense, shall restore the Premises as nearly as possible to their condition prior to the condemnation or taking.

ARTICLE 17.  ASSIGNMENT, MORTGAGING AND SUBLETTING

Section  17.1.    Landlord Consent Required.

(a) Neither this Lease nor all or any part of the leasehold interest created hereby nor any interest of Tenant in any sublease shall, by operation of law or otherwise, be assigned, mortgaged, pledged, encumbered or otherwise transferred by Tenant or Tenant's legal representatives or successors in interest and neither the Premises nor any part thereof shall be sublet or be used or occupied for any purpose by anyone other than Tenant, without the prior consent of Landlord in each instance, which consent shall be at Landlord's sole discretion, except as otherwise provided in this Article. No permitted subtenant shall assign, encumber, modify or extend its sublease or further sublet all or any portion of its sublet space, or otherwise permit any portion of the sublet space to be used or occupied by others without the prior consent of Landlord in each instance, which consent shall be at Landlord's sole discretion, and each proposed sublease shall contain appropriate prohibitions in furtherance of the foregoing. Any assignment, sublease, mortgage, pledge, encumbrance or transfer in contravention of this Article 17 shall be void.

(b) For purposes of this Article 17, the following events shall be deemed an assignment of this Lease or a sublease, as appropriate: (i) the issuance of equity interests in Tenant or any subtenant (whether stock or partnership interest or otherwise) to any person or group of related persons, in a single transaction or a series of related or unrelated transactions, such that, following such issuance, such person or group shall have control of Tenant or such subtenant; or (ii) a transfer of control of Tenant or any subtenant in a single transaction or a series of related or unrelated transactions, except that the transfer of the outstanding capital stock of any corporate Tenant or subtenant (by persons or parties other than "insiders" within the meaning of the Securities Exchange Act of 1934, as amended) through the "over-the-counter" market or any recognized national securities exchange shall not be included in the determination of whether control has been transferred. "Control" shall mean ownership of more than fifty percent (50%) of all of the voting stock of such corporation or more than fifty percent (50%) of all of the legal and equitable interest in any other business entity. No transaction described in this Section 17.1(b) shall be deemed an assignment or sublease if after such transaction, Tenant shall have total assets, including this Lease, of Fifty Million and 00/100 Dollars ($50,000,000) or more computed in accordance with generally accepted accounting principles.

(c) Anything herein to the contrary notwithstanding, Tenant shall be free to create security interests in Tenant's material handling equipment and Tenant's Property with the consent of Landlord, not to be unreasonably withheld, delayed or conditioned.

Section  17.2.    Tenant Not Released.

         If this Lease is assigned, whether or not in violation of the terms of this Lease, Landlord may collect rent from the assignee. If the Premises or any part thereof is sublet or is used or occupied by anybody other than Tenant, Landlord may, after an Event of Default by Tenant, collect rent from such subtenant or occupant. In either event, Landlord may apply the next amount collected to the rents herein reserved. The consent by Landlord to an assignment, transfer, encumbering or subletting pursuant to any provision of this Lease shall not relieve Tenant or any assignee or subtenant from obtaining the express prior consent of Landlord to any other or further assignment, transfer, encumbering or subletting. Neither any assignment of this Lease nor any subletting, occupancy or use of the Premises or any part thereof by any person other than Tenant, nor any collection of rent by Landlord from any person other than Tenant, nor any application of any such rent as provided in this Article shall be deemed a waiver of any of the provisions of Section 17.1, or relieve, impair, release or discharge Tenant of its obligation fully to perform the terms of this Lease on Tenant's part to be performed, and Tenant shall remain fully and primarily liable hereunder.

Section  17.3.    Assignment and Sublease to Affiliates.

         Tenant may, without Landlord's prior consent but subject to Section 17.2, assign or transfer its entire interest in this Lease to any affiliate of Tenant and/or permit any affiliate of Tenant to sublet all or part of the Premises for any of the purposes permitted to Tenant, provided (a) an Event of Default by Tenant shall not have occurred (unless Landlord in its sole discretion accepts Tenant's cure of such Event of Default), (b) Landlord is given at least ten (10) days prior notice of such sublease, and (c) Landlord is furnished a duly executed copy of the assignment or sublease within ten (10) days after its execution.

Section  17.4.    Transfer to Successor Corporation.

(a) Tenant may, without Landlord's prior consent, but upon prior notice to Landlord, assign or transfer its entire interest in this Lease and the leasehold estate hereby created to a Successor Corporation (as hereinafter defined); provided an Event of Default by Tenant shall not have occurred.

(b) A "Successor Corporation" shall mean (i) a corporation into which or with which Tenant is merged or consolidated, provided that by operation of law or by effective provisions contained in the instruments of merger or consolidation, the liabilities of the participating corporations are assumed by the corporation surviving such merger or consolidation, (ii) a corporation acquiring this Lease and the estate hereby granted together with the goodwill and all or substantially all of the other property and assets of Tenant and assuming all or substantially all of the liabilities of Tenant or (iii) any corporate successor to a successor corporation by either of the methods described in clauses (i) and
(ii) above; provided, however, that the corporation surviving such merger or created by such consolidation or acquiring such assets and assuming such liabilities, as the case may be shall have, immediately following such merger, consolidation or asset acquisition, a net worth, as determined in accordance with generally accepted accounting principles and certified to Landlord by an independent certified public accountant of Fifty Million and 00/100 Dollars ($50,000,000.00), or the net worth of Tenant immediately prior to such merger, consolidation or asset acquisition, whichever is less.

(c) No assignment made pursuant to this Section shall be valid unless, within ten (10) days after the execution thereof, Tenant shall deliver to Landlord a duplicate original instrument of assignment and assumption, duly executed by Tenant and by the assignee and in form and substance satisfactory to Landlord, wherein such assignee shall assume performance of all terms of this Lease on Tenant's part to be performed.

Section  17.5.    Landlord Take Back and Consent Rights.

(a) Other than as set forth under Sections 17.3 and 17.4, if Tenant desires to sublet all or any part of the Premises or to assign all or part of its interest in this Lease, Tenant shall give notice thereof to Landlord, which notice shall include the portion of the Premises the Tenant desires to sublease or assign, and the date when such sublease or assignment would commence, which date shall be no earlier than nine (9) months after Tenant's notice under this Section 17.5(a), provided that Tenant need only give three (3) months notice in the case of a Permitted Sublease.

(b) The notice referred to in Section 17.5(a) shall be deemed an offer from Tenant whereby Landlord may, at its option, terminate this Lease with respect to the space specified in the notice (the "Take-Back Space"). Landlord may exercise its option by giving notice thereof to Tenant at any time within thirty (30) days after receipt of the notice submitted by Tenant pursuant to Section 17.5(a) above. Section 17.5(b) shall not apply to a Permitted Sublease.

(c) If Landlord exercises its option to terminate this Lease with respect to the Take-Back Space in the circumstances set forth in Section 17.5(b) above, then
(i) this Lease shall end and expire with respect to the TakeBack Space on the date that the proposed sublease or assignment was to commence; (ii) from and after such date, the rents hereunder shall be adjusted, on a proportionate rentable area basis, to reflect the elimination of the Take Back Space from the Premises; (iii) Landlord shall retain all sums arising from the leasing of the Take-Back Space; (iv) Tenant, at Landlord's expense, shall, if needed, provide and permit reasonable means of ingress to and egress from the Take-Back Space through the remainder of the Premises; and (v) Landlord shall incur the costs reasonably required to physically separate the Take-Back Space from the remainder of the Premises and in complying with all Legal Requirements and Insurance Requirements in connection therewith (and Tenant shall afford Landlord and its agents reasonable access to the Premises for the purpose of making such repairs and alterations). Upon request of either party, Landlord and Tenant shall execute and deliver a supplementary agreement appropriately modifying this Lease to reflect the surrender of the Take-Back Space.

(d) If Landlord shall not exercise the option provided in Section 17.5(b), Landlord shall not with respect to such space, and shall not with respect to a Permitted Sublease, unreasonably withhold, delay or condition its consent to such proposed subleasing or assignment. Landlord shall not be deemed to have unreasonably withheld its consent to a sublease of part or all of the Premises or an assignment of this Lease if its consent is withheld because (i) Tenant is then in default hereunder; (ii) the prospective tenant's use poses an unreasonable risk of adverse environmental conditions which could require a clean-up or might negatively affect the operations of any other tenant or occupant in the Building; (iii) the portion of the Premises which Tenant proposes to sublease, including the means of ingress and egress thereto or the proposed use thereof, or the remaining portion of the Premises, or the proposed use thereof, will violate any town, county, state or federal law, ordinance or regulation, or would so divide the space as to make operation of the Building to any significant extent more difficult or inefficient; (iv) the proposed use of the Premises by the subtenant or assignee does not conform with the use set forth in Article 5 hereof; (v) the subtenant or assignee is of a character or is engaged in a business which would be deleterious to the reputation of the Building or of the Landlord; (vi) the subtenant or assignee is not sufficiently financially responsible to perform its obligations under the proposed sublease or assignment; or (vii) the sublease or assignment is for less than the entirety of Sections A and B or Sections C, D and E plus the Boiler Room, as shown on the floor plan set forth as Exhibit E, other than for a Permitted Sublease; or ( provided, however, that the foregoing are merely examples of reasons for which Landlord may withhold its consent and shall not be deemed exclusive of any permitted reasons for reasonably withholding consent, whether similar or dissimilar to the foregoing examples.

Section  17.6.    Sharing of Profits on Take Back.

         If Landlord shall consent to any assignment or subletting by Tenant under Section 17.5, including consenting to a Permitted Sublease, then Tenant shall pay to Landlord the following amounts: (a) in the case of an assignment, an amount equal to one third of all Consideration (in excess of any rent received by Tenant after such assignment) received by Tenant from its assignee for the assignment; and (b) in the case of a subletting, one third of any rents or other Consideration paid under the sublease in excess of the rents payable for the subleased space (on a proportionate rentable area basis) hereunder for the same period. The term "Consideration" shall include any sums paid for the purchase or rental of Tenant's Property in excess of the fair market value thereof. Brokerage commissions, advertising costs, reasonable legal costs, tenant improvements and all other reasonable and appropriate costs incurred by Tenant in connection with such assignment or subletting shall be deducted from such payments to Landlord to the extent actually paid and to the extent not paid to affiliates of Tenant. The provisions of this Section 17.6 shall not apply to an assignment or subletting pursuant to the provisions of Section 17.1(b), 17.3 or 17.4.

Section  17.7.    Assignment/Subletting Requirements.

(a) Tenant shall give Landlord at least twenty (20) days advance notice of any intended advertisement or other offering (including by listing with a broker) of all or any part of the Premises, whether for assignment or subletting.

(b) Tenant shall not propose to assign this Lease or sublet all or any part of the Premises (i) to a person entitled, directly or indirectly, to diplomatic or sovereign immunity or not subject to service of process in New York State or to the jurisdiction of the state and federal courts located in New York State, or
(ii) to a person who is then negotiating with Landlord for the rental of any space in the Building.

(c) No subletting shall be for a term ending later than the day prior to the Expiration Date and any portion of a proposed term of any sublease or any renewal or extension thereof which purports to extend beyond such date, or the date of sooner termination of the Term, is hereby deemed to be a nullity.

(d) Tenant shall, within ten (10) days after the commencement of the term of a permitted sublease, give Landlord notice of such commencement, or in the case of permitted assignment, notice of the effectiveness of such assignment.

(e) If Landlord consents to a proposed sublease or assignment and the same is not executed within one hundred eighty (180) days after the giving of such consent, then Tenant shall again comply with all of the provisions and conditions of this Article before assigning this Lease or subletting all or any part of the Premises.

Section  17.8.    Landlord's Rights on Subleases.

         If Landlord shall recover or come into possession of the Premises before the Expiration Date, Landlord shall have the right to take over any sublease made by Tenant and to succeed to all rights of Tenant thereunder, and Tenant hereby assigns (effective as of the date of Landlord's succession to Tenant's estate in the Premises) such subleases as Landlord may elect to take over. Every subletting hereunder shall be subject to the condition that, from and after the termination of this Lease or re-entry by Landlord hereunder or other succession by Landlord to Tenant's estate in the Premises the subtenant shall waive any right to surrender possession or to terminate the sublease (except for specific surrender or termination rights granted in the sublease) and, at Landlord's election, shall be bound to Landlord for the balance of the term thereof and shall attorn to and recognize Landlord, as its landlord, under all of the then executory terms of such sublease, except that Landlord shall not
(a) be liable for any previous act, omission or negligence of Tenant under such sublease, (b) be subject to any counterclaim, defense or offset not expressly provided for in such sublease theretofore accruing to such subtenant against Tenant, (c) be bound by any previous modification or amendment of such sublease made without Landlord's consent not to be unreasonably withheld, delayed or conditioned, or by any previous prepayment of more than one month's rent and additional rent unless paid as provided in the sublease, or (d) be obligated to perform any repairs or other work in the subleased space or the Building beyond Landlord's obligations under this Lease, and each subtenant shall execute and deliver such instruments as Landlord may reasonably request to evidence and confirm such attornment. Each subtenant or licensee of Tenant, upon and as a condition of occupying or using the Premises or any part thereof, shall be bound by the provisions set forth in Section 8.5.

Section  17.9.    Bankruptcy Assumption.

(a) If Tenant by its trustee in bankruptcy assumes this Lease and proposes to assign the same pursuant to the provisions of the Bankruptcy Code to any person or entity who shall have made a bona fide offer to accept an assignment of this Lease on terms acceptable to the Tenant, then notice of such proposed assignment shall be given to Landlord by Tenant no later than twenty (20) days after receipt of such offer by Tenant, but in any event no later than ten (10) days prior to the date that Tenant shall make application to a court of competent jurisdiction for authority and approval to enter into such assignment and assumption and subject to any contrary direction of the Bankruptcy Court. Such notice shall set forth (a) the name and address of such person, (b) all of the terms and conditions of such offer, and (c) adequate assurance of future performance by such person under the Lease, including, without limitation, the assurance referred to in Section 365(b)(3) of the Bankruptcy Code. Landlord shall have the prior right and option, to be exercised by notice to Tenant given at any time prior to the effective date of such proposed assignment, to accept an assignment of this Lease upon the same terms and conditions and for the same consideration, if any, as the bona fide offer made by such person, less any brokerage commissions which would otherwise be payable by Tenant out of the consideration to be paid by such person in connection with the assignment of this Lease. Any person or entity to which this Lease is assigned pursuant to the provisions of the Bankruptcy Code shall be deemed without further act or deed to have assumed all of the obligations arising under this Lease from and after the date of such assignment. Any such assignee shall execute and deliver to Landlord upon demand an instrument confirming such assumption. If this Lease is assigned to any person or entity pursuant to the provisions of the Bankruptcy Code, any and all monies or other consideration payable or otherwise to be delivered in connection with such assignment shall be paid or delivered to Landlord, shall be and remain the exclusive property of Landlord and shall not constitute property of Tenant or of the estate of Tenant within the meaning of the Bankruptcy Code. Any and all monies or other consideration constituting Landlord's property under the preceding sentence not paid, or delivered to Landlord shall be held in trust for the benefit of Landlord and shall be promptly paid to or turned over to Landlord. The provisions of this Section 17.9(a) are subject to any contrary direction of the Bankruptcy Court.

(b) The term "adequate assurance of future performance" as used in this Lease shall mean (in addition to the assurances called for in said Section 365(b)(3) and subject to any contrary direction of the Bankruptcy Court that any proposed assignee shall, among other things, (a) deposit with Landlord on the assumption of this Lease an amount equal to the then Fixed Rent and Additional Rent as security for the faithful performance and observance by such assignee of the terms and obligations of this Lease, which sum shall be held in accordance with the provisions of Article 36 hereof, (b) furnish Landlord with financial statements of such assignee for the prior three (3) fiscal years, as finally determined after an audit and certified as correct by a certified public accountant, which financial statements shall show a net worth at least equal to five (5) times the then Fixed Rent plus Additional Rent payable in the year such statements shall be furnished, (c) grant to Landlord a security interest in such property of the proposed assignee as Landlord shall deem necessary to secure such assignee's future performance under this Lease, and (d) provide such other information or take such action as Landlord, in its reasonable judgment, shall determine is necessary to provide adequate assurance of the performance by such assignee of its obligations under the Lease.

ARTICLE 18.  SUBORDINATION, ATTORNMENT AND NON-DISTURBANCE

Section  18.1.    Subordination.

(a) This Lease and Tenant's interests hereunder are, subject to Section 18.5, subject and subordinate to: (i) all future ground leases, operating leases, superior leases, sale-leasebacks or master leases by Landlord, overriding leases and underlying leases and grants of term of the Land and the Building or any portion thereof (the "Superior Lease" and the lessor of which is hereinafter referred to as the "Superior Lessor"); (ii) all mortgages, deeds of trust, and building loan agreements which may hereafter affect all or any portion of the Land, the Building or the Superior Lease (the "Superior Mortgage", the holder of which is hereinafter referred to as a "Superior Mortgagee", whether or not the Superior Mortgage shall also cover other lands or buildings or leases; (iii) each advance made under the Superior Mortgage; and (iv) all renewals, modifications, replacements, substitutions and extensions of the Superior Lease and the Superior Mortgage (either or both of which is hereinafter referred to as "Superior Interest"). Subject to Section 18.5, the provisions of this subsection shall be self-operative and no further instrument of subordination shall be required.

(b) Subject to Section 18.5, Tenant shall promptly execute and deliver, at its expense, any instrument, in recordable form if requested, that Landlord, any Superior Lessor or any Superior Mortgagee may reasonably request, from time to time, to evidence and confirm such subordination.

(c) Any Superior Mortgagee may elect that this Lease shall have priority over such Superior Mortgage and, upon notification by such Superior Mortgagee to Tenant, this Lease shall be deemed to have priority over such Superior Mortgage, whether this Lease is dated prior to or subsequent to the date of such Superior Mortgage.

(d) If, in connection with obtaining, continuing or renewing financing for which the Building, Land or the interest of the lessee under the Superior Lease represents collateral, in whole or in part, the Superior Mortgagee or proposed Superior Mortgagee shall request reasonable modifications of this Lease as a condition of such financing, Tenant shall not withhold its consent if in Tenant's sole good faith judgment such modifications do not materially and adversely increase the obligations or diminish the rights of Tenant under this Lease.

(e) Landlord represents and warrants there is no Superior Interest affecting the Land or the Building as of the date of this Lease.

Section  18.2.    Tenant not to Violate Mortgage.

         Tenant shall not knowingly do or permit anything to be done in violation of this Lease which would constitute a default under a Superior Mortgage or a Superior Lease or cause a Superior Lease to be terminated or forfeited by virtue of any rights of termination or forfeiture reserved or vested in any Superior Lessor.

Section  18.3.    Attornment to Successor Landlords.

(a) If at any time any Superior Lessor, Superior Mortgagee or any other person or the successors or assigns of any of the foregoing (such Superior Lessor, Superior Mortgagee and any such other person or successor or assign being referred to as "Successor Landlord") shall succeed to the rights of Landlord under this Lease, Tenant shall attorn to and recognize any such Successor Landlord as Tenant's landlord under this Lease upon the then executory terms of this Lease. The provisions of this subsection shall inure to the benefit of any such Successor Landlord, shall apply notwithstanding that, as a matter of law, this Lease may terminate upon the termination of the Superior Lease, shall be self-operative upon any such request, and no further instrument shall be required to give effect to said provisions.

(b) Upon the request of any such Successor Landlord, Tenant shall execute and deliver, from time to time, instruments reasonably satisfactory to any such Successor Landlord, in recordable form if requested, to evidence and confirm the foregoing provisions of this Section, acknowledging such attornment and setting forth the terms and conditions of Tenant's tenancy.

(c) Upon such attornment as provided in the foregoing provisions of this Section, this Lease shall continue in full force and effect as a direct lease between such Successor Landlord and Tenant upon all of the then executory terms of this Lease except that such Successor Landlord shall not be: (i) liable for any act or omission or negligence of any prior Landlord; (ii) subject to any counterclaim, defense or offset which theretofore shall have accrued to Tenant against any prior Landlord; (iii) bound by the payment of any Fixed Rent or Additional Rent for more than one month in advance; (iv) bound by any waiver or forbearance on the part of any prior Landlord which is materially adverse to the interest of Landlord under this Lease, or by any previous modification or amendment of this Lease unless such waiver, forbearance or modification or amendment shall have been approved in writing by the Successor Landlord or the Superior Mortgagee through or by reason of which the Successor Landlord shall have succeeded to the rights of Landlord under this Lease, provided this Section 18.3(c)(iv) is not enforceable in favor of a Superior Interest of which Tenant has not received notice; (v) obligated to repair the Premises or the Building or any part thereof, in the event of total or substantially total damage occurring prior to the Successor Landlord assuming ownership, beyond such repair as may be reasonably accomplished from the net proceeds of insurance actually made available to the Successor Landlord, or which should have been available if Landlord had maintained the insurance which it was obligated to maintain under this Lease; or (vi) obligated to repair the Premises or the Building or any part thereof, in the event of partial condemnation occurring prior to the Successor Landlord assuming ownership, beyond such repair as may be reasonably accomplished from the net proceeds of any award actually made available to Successor Landlord as damages for the part of the Premises or the Building not taken. Nothing contained in this Section shall be construed to impair any right otherwise exercisable by any such Successor Landlord.

Section  18.4.    Notice of Default to Superior Interest.

         If any act or omission by Landlord shall give Tenant the right, immediately or after the lapse of time, to cancel or terminate this Lease or to claim a partial or total eviction, Tenant shall not exercise any such right until (a) it shall have given written notice of such act or omission to each Superior Mortgagee and each Superior Lessor whose name and address shall have been previously furnished to Tenant, and (b) a reasonable period for remedying such act or omission shall have elapsed following such notice, not to exceed thirty (30) days in the case of a default by Landlord in the payment of money or sixty (60) days in all other defaults by Landlord, which period shall commence upon the expiration of the period to which Landlord would be entitled under this Lease to effect such remedy, provided such Superior Mortgagee or Superior Lessor shall, with reasonable diligence, give Tenant notice of its intention to remedy such act or omission and shall commence and continue to act upon such intention.

Section  18.5.    Non-Disturbance Agreement.

         Tenant's agreement to subordinate to any Superior Interest contained in this Article is subject to the granting of a non-disturbance agreement to Tenant providing that so long as this Lease is in full force and effect (a) Tenant's possession of the Premises and all its other rights under the Lease shall not be disturbed as a result of any termination of the Superior Lease or the foreclosure of the Superior Mortgage, (b) Tenant shall not be joined (except if required by law) as a party defendant in any action to terminate the Superior Lease or foreclose the Superior Mortgage, and (c) this Lease shall continue as a direct lease between Successor Landlord and Tenant, upon all of the terms of this Lease, except such as are not then applicable or pertinent to the remainder of the Term of this Lease; provided that the Successor Landlord shall not be (i) liable for any act or omission or negligence of any prior Landlord; (ii) subject to any counterclaim, defense or offset which theretofore shall have accrued to Tenant against any prior Landlord; (iii) bound by the advance payment of any Fixed Rent or Additional Rent for more than one (1) month or other appropriate period, as the case may be, which Tenant might have paid to a prior Landlord;
(iv) bound by any waiver or forbearance on the part of any prior Landlord which is materially adverse to the interest of Landlord under this Lease, or by any previous modification or amendment of this Lease unless such waiver, forbearance, modification or amendment shall have been approved in writing by the Superior Lessor or the Superior Mortgagee through or by reason of which the Successor Landlord shall have succeeded to the rights of Landlord under this Lease, provided that this Section 18.5(c)(iv) shall not be enforceable in favor of a Superior Interest of which Tenant has not received notice; (v) obligated to repair the Premises or the Building or any part thereof, in the event of total or substantially total damage occurring prior to the Successor Landlord assuming ownership, beyond such repair as may be reasonably accomplished from the net proceeds of insurance actually made available to the Successor Landlord or which should have been available if Landlord had maintained the insurance which it was obligated to maintain under this Lease; or (vi) obligated to repair the Premises or the Building or any part thereof, in the event of partial condemnation occurring prior to the Successor Landlord assuming ownership, beyond such repair as may be reasonably accomplished from the net proceeds of any award actually made available to Landlord as damages for the part of the Premises or the Building not taken and which condemnation occurred prior to the Successor Landlord assuming ownership. The provisions of Section 18.1 and this Section
18.5 shall not apply to any Superior Mortgage, the Superior Mortgagee of which shall have elected that this Lease shall have priority over such Superior Mortgage.

Section  18.6.    No Existing Mortgages.

         As a material inducement to Tenant to enter into this Lease, Landlord represents and warrants to Tenant that, there presently exists no mortgage, deed of trust or other interest affecting the Real Property that would be superior to the leasehold estate created by this Lease and the rights of Tenant hereunder, except for Taxes not yet due and payable, and tax liens, mechanics' liens, judgments and similar encumbrances, if any, which Landlord shall promptly discharge if the same pose any risk to Tenant's enjoyment of its leasehold estate.

ARTICLE 19.  CURING DEFAULTS; ATTORNEY'S FEES AND EXPENSES

Section  19.1.    Curing Tenant's Default

         If Tenant shall default in the performance of any obligation of this Lease on Tenant's part to be performed and Tenant shall fail to remedy such default within thirty (30) days after notice by Landlord to Tenant of such default, or if such default is of such a nature that it cannot be completely remedied within said period of thirty (30) days, if Tenant shall not (i) promptly upon the giving by Landlord of such notice, advise Landlord of Tenant's intention to institute all steps reasonably necessary to remedy such situation,
(ii) promptly institute and thereafter diligently pursue all steps reasonably necessary to remedy the same, and (iii) effect such remedy within one hundred fifty (150) days after the date of the giving of said notice by Landlord and in any event prior to such time as would subject Landlord or Landlord's agents to civil or criminal liability or. prosecution for a crime, then Landlord, at its option, may perform the Tenant's obligations (provided that no such advance notice and opportunity to cure need be provided to Tenant in the event of an emergency). Bills for any expenses incurred by Landlord in connection with any such cure, as well as bills for any property, material, labor or services provided, furnished or rendered in connection with the foregoing, including reasonable attorneys' fees and disbursements, shall be paid by Tenant promptly on demand, together with interest at the Interest Rate provided Landlord submits the bills to Tenant within thirty (30) days after such costs are incurred. Any notice by Landlord to Tenant under this Section 19.1 shall not be deemed a notice of default by Tenant under Article 22 unless Landlord's notice so specifies.

Section  19.2.    Curing Landlord's Default.

         If Landlord shall default in the performance of any obligation of this Lease on Landlord's part to be performed and Landlord shall fail to remedy such default within thirty (30) days after notice by Tenant to Landlord of such default, or if such default is of such a nature that it cannot be completely remedied within said period of thirty (30) days, if Landlord shall not (i) promptly upon the giving by Tenant of such notice, advise Tenant of Landlord's intention to institute all steps reasonably necessary to remedy such situation,
(ii) promptly institute and thereafter diligently pursue all steps reasonably necessary to remedy the same, and (iii) effect such remedy within one hundred fifty (150) days after the date of the giving of said notice by Tenant and in any event prior to such time as would subject Tenant or Tenant's agents to civil or criminal liability or prosecution for a crime, then Tenant, at its option, may perform the Landlord's obligations (provided that no such advance notice and opportunity to cure need be provided to Landlord in the event of an emergency). Bills for any expenses incurred by Tenant in connection with any such cure, as well as bills for any property, material, labor or services provided, furnished or rendered in connection with the foregoing, including reasonable attorneys' fees and disbursements, shall be paid by Landlord promptly on demand, together with interest at the Interest Rate provided Tenant submits the bills to Landlord within thirty (30) days after such costs are incurred.

Section  19.3.    Attorneys' Fees.

         In the event Landlord or Tenant institutes legal proceedings against the other for breach of or interpretation of any of the terms, conditions or covenants of this Lease, the party against whom a judgment is entered, shall pay all reasonable costs and expenses relative thereto, including court costs and reasonable attorneys' fees of the prevailing party.

ARTICLE 20.  NON-LIABILITY AND INDEMNIFICATION

Section  20.1.    Non-Liability.

         Neither Landlord, nor any of its agents, employees, officers, directors, shareholders, or affiliates shall be liable to Tenant or Tenant's agents, employees, contractors, invitees or licensees or any other occupant of the Premises, for any injury to Tenant or to any other person or for any damage to, or loss (by theft or otherwise) of, any of Tenant's Property or of the property of any other person, irrespective of the cause of such injury, damage or loss unless proximately caused by the negligence or willful acts of Landlord or Landlord's agents. As long as Tenant's fire insurance policies include the waiver of subrogation or agreement referred to in Section 8.5(a), Landlord shall not be liable, to the extent of Tenant's insurance coverage, for any loss or damage to any person or property even if due to the negligence or willful acts of Landlord or Landlord's agents.

Section  20.2.    Release of Landlord.

         Except if caused by Landlord's negligence or willful acts, no (a) performance by Landlord, Tenant or others of any repairs, Improvements, alterations, additions, installations, substitutions or decorations in or to the Real Property, Building Equipment or Premises, (b) failure of Landlord or others to make any such repairs or Improvements other than repairs Landlord is obligated to make under this Lease, (c) damage to the Building Equipment, Premises or Tenant's Property, (d) injury to any persons, caused by other tenants or persons in the Building, or by operations in the construction of any private, public or quasi-public work, or by any other cause, (e) latent defect in the Building, Building Equipment or Premises, or (f) inconvenience or annoyance to Tenant or injury to or interruption of Tenant's business by reason of anything referred to in the foregoing subsections (a) through (e) shall impose any liability on Landlord to Tenant. No representation, guaranty or warranty is made that the communications or security systems, devices or procedures of the Building will be effective to prevent injury to Tenant or any other person or damage to or loss (by theft or otherwise) of any of Tenant's Property or of the property of any other person and Landlord reserves the right to make reasonable modifications at any time to any communications or security systems or procedures serving the Building without liability to Tenant. Prior to proceeding against Landlord in negligence or for breach of this Lease, with respect to any damage or loss to Tenant's Property, or interruption to its business, Tenant shall look first to the insurance which Tenant maintains or should have maintained under this Lease. To the extent that Tenant self-insures any such loss, such self insurance shall be deemed insurance for the purposes of this Section 20.2. Nothing in this Section 20.2 shall relieve Landlord from performing its obligations under this Lease.

Section  20.3.    Tenant's Indemnity.

         Tenant Indemnifies Landlord against (a) any default by Tenant hereunder or (b) the use or occupancy or manner of use or occupancy of the Premises by Tenant or any person claiming under Tenant, or (c) any acts, omissions or negligence or willful misconduct of Tenant or any such person claiming under Tenant, or the contractors, agents, employees, invitees, or licensees of Tenant or any such person, in or about the Premises or the Real Property either prior to, during or after the expiration of, the Term.

Section  20.4.    Landlord's Indemnity.

         Landlord Indemnifies Tenant in connection with or arising from (a) any default by Landlord hereunder or (b) any negligence or willful misconduct of Landlord or contractors, agents, employees, invitees, or licensees of Landlord, in or about the Premises or the Real Property either prior to, during or after the expiration of the Term.

Section  20.5.    Consequential Damages Waiver.

         Tenant and Landlord waive, to the full extent permitted by law, any claim for consequential damages in connection with this Lease.

Section  20.6.    Tenant's Payment Obligation.

         Tenant shall pay to Landlord, within fifteen (15) days following rendition of bills or statements therefor, all sums equal to the losses, costs, liabilities, claims, damages, fines, penalties and expenses referred to in this Article. Tenant's making of any payment under protest under this Section 20.6 shall not waive Tenant's right to seek to recover such payment from Landlord. If Tenant is successful in recovering such payment, Tenant shall also be entitled to receive interest on such payment at the Interest Rate and reasonable attorneys fees.

ARTICLE 21.  ACCESS; CHANGE IN FACILITIES; COMMON AREAS

Section  21.1.    Land.

         All parts (except surfaces facing the interior of the Premises) of all walls and doors bounding the Premises, all stairs, landings, and roofs adjacent to the Premises, all space in or adjacent to the Premises, if any, used for shafts, stacks, stairways, conduits, air conditioning rooms, telephone rooms, fan rooms, heating, ventilating, air conditioning, plumbing, electrical and other mechanical facilities, service closets and other Building Equipment, and the use thereof, as well as access thereto through the Premises for the purposes of operation, decoration, cleaning, maintenance, safety, security, alteration and repair, are hereby reserved to Landlord in connection with Landlord's responsibilities for common facilities. Landlord reserves the right, at any time, to make such changes in or to the Building and the Building Equipment, including the entrances, doors, corridors, elevators, stairs, landings, toilets and other public parts of the Building, as it may deem necessary or desirable, provided any such change (a) shall not unreasonably deprive Tenant of access to the Premises, or (b) shall not materially interfere with the use of the Premises or the services furnished to the Premises or disrupt Tenant for an unreasonable length of time. Landlord will not exercise any of its rights under Section 21.1 in a manner that will have a material adverse effect upon Tenant or the Premises.

Section  21.2.    Landlord's Access to Premises.

(a) Tenant shall permit Landlord with Tenant's consent, not to be unreasonably withheld, to install, use and maintain pipes, ducts, wires and conduits within or through the Premises, or through the walls, columns and ceilings therein, provided that the installation work shall be performed at such times and by such methods as shall not unreasonably interfere with Tenant's use and occupancy of the Premises, or damage the appearance thereof, or materially affect the layout of the Premises. Landlord, at its expense, shall promptly repair any damage caused by any such installations, use or maintenance and restore the Premises and Tenant's Property and Tenant's Improvements to the conditions existing prior to Landlord's work.

(b) Landlord shall have the right to enter the Premises at all reasonable times, whether or not during normal business hours but upon reasonable advance notice to Tenant (except in an emergency in which case no notice shall be required, but Tenant shall be notified as soon as practicable) for any of the purposes specified in this Article and (a) to examine the Premises or to perform any obligation of Landlord or to exercise any right reserved to Landlord in this Lease; (b) to inspect any Improvements or the making thereof; (c) to exhibit the Premises to others; (d) to make repairs or improvements, or to perform such maintenance, including the maintenance of Building Equipment, as Landlord may deem necessary or desirable; and (e) to take into and store upon the Premises any materials that may be required for repairs, improvements or maintenance that Tenant does not perform with Tenant's consent not to be unreasonably withheld or delayed. Landlord agrees, however, that Landlord shall endeavor to perform all repairs, improvements and maintenance in a manner which shall not unreasonably interfere with Tenant's business and that Landlord shall diligently pursue the same, but without obligation to employ overtime labor (unless Tenant's occupancy would be materially adversely affected) and subject to Force Majeure. If Tenant, its agents or employees shall not be present or shall not permit entry into the Premises in the event of an emergency, Landlord may forcibly enter the Premises without liability to Landlord.

Section  21.3.    Common Areas.

         Landlord shall make available such areas and facilities in and about the Building (referred to in this Lease as "Common Areas"), including but not limited to common corridors, stairs, landscaped and planted areas, and parking areas, serving Tenant and other parts of the Building as Landlord shall deem appropriate. Landlord shall operate, manage, equip, light, repair and maintain the Common Areas for their intended purposes in such manner as Landlord shall in its reasonable discretion determine, but consistent with those of a class A industrial building and consistent with the Common Areas as they exist upon the Commencement Date. Tenant agrees that Landlord may, at any time and from time to time, increase, reduce or change the number, type, size, location, elevation, nature and use of any of the Common Areas (provided the Common Areas remain substantially consistent with the Common Areas existing on the Commencement
Date), make installations therein, and move and remove the same, but not in a manner to adversely affect Tenant's operations, or Tenant's access to the Premises.

Section  21.4.    Tenant's Use of Common Areas

         Tenant and its officers, employees, agents, customers and invitees shall have the non-exclusive right, in common with Landlord and all others to whom Landlord has granted or may hereafter grant rights, to use the Common Areas for their intended purposes, subject to any reasonable rules and regulations which Landlord may hereafter promulgate. Tenant further agrees, to abide by such rules and regulations and to use its best efforts to cause its officers and employees and its visitors and invitees to conform thereto. Landlord may at any time temporarily close any Common Area to make repairs or changes or to prevent the acquisition of public rights in such area, and may treat and act in the Common Areas as in its judgment may be necessary or desirable.

Section  21.5.    Non Liability of Landlord and Tenant.

         The proper exercise of any right reserved to Landlord in this Article shall be without liability of Landlord to Tenant.

ARTICLE 22.  DEFAULT

Section  22.1.    Tenant's Default.

         The occurrence and continuance of the following shall be deemed events of default ("Events of Default"):

(a) if Tenant shall file a voluntary petition in bankruptcy or insolvency, or shall be adjudicated a bankrupt or insolvent, or shall file any petition or answer seeking any reorganization, readjustment, liquidation, dissolution or similar relief under the present or any future federal bankruptcy act or any other present or future applicable federal, state or other statute or law (foreign or domestic), or shall make an assignment for the benefit of creditors or shall seek or consent to or acquiesce in the appointment of any trustee, receiver or liquidator of Tenant or of all or any part of Tenant's property; or

(b) if, within ninety (90) days after the commencement against Tenant of any proceeding of the nature referred to in subsection (a) above, whether by the filing of a petition or otherwise, such proceeding shall not have been dismissed, or if, within ninety (90) days after the appointment of any trustee, receiver or liquidator of Tenant or of all or any part of Tenant's Property, without the consent of Tenant, such appointment shall not have been vacated or otherwise discharged, or if any execution or attachment shall be issued against Tenant or any of Tenant's Property pursuant to which the Premises shall be taken or occupied or attempted to be taken or occupied and not removed within ninety
(90) days; or

(c) if Tenant shall default in the payment when due of any installment of Fixed Rent or in the payment when due of any Additional Rent, and such default shall continue for a period of ten (10) days after notice by Landlord to Tenant of such default; or

(d) if Tenant shall default in the performance of any obligation of this Lease on Tenant's part to be performed (other than the payment of Fixed Rent and Additional Rent) and Tenant shall fail to remedy such default within thirty (30) days after notice by Landlord to Tenant of such default, or if such default is of such a nature that it cannot be completely remedied within said period of thirty (30) days if Tenant shall not (i) promptly upon the giving by Landlord of such notice, advise Landlord of Tenant's intention to institute all steps reasonably necessary to remedy such situation, (ii) promptly institute and thereafter diligently pursue all steps reasonably necessary to remedy the same, and (iii) effect such remedy within one hundred fifty (150) days after the date of the giving of said notice by Landlord and in any event prior to such time as would subject Landlord or Landlord's agents to civil or criminal liability or prosecution for a crime; or

(e) if any event shall occur or any contingency shall arise whereby this Lease or the estate hereby granted or the unexpired balance of the Term would, by operation of law or otherwise, devolve upon or pass to any person other than Tenant except as is expressly permitted under Article 17; or

(f) if the Premises or any substantial portion thereof shall be abandoned or become vacant for a period of thirty (30) consecutive days, excluding Tenant's moving in, casualty, eminent domain, vacancy due to Legal Requirements, or Tenant's not occupying the Premises in the ordinary course of business.

         Upon the occurrence of an Event of Default (unless Landlord in its sole discretion accepts Tenant's cure of such Event of Default), Landlord may give to Tenant notice (the "Termination Notice") of its intention to terminate this Lease and to end the Term and the estate hereby granted at the expiration of three (3) Business Days from the date of the giving of such notice, and, in the event the Termination Notice is given, this Lease and the Term and estate hereby granted (whether or not the Term shall have commenced) shall terminate upon the expiration of said three (3) Business Days with the same effect as if that day were the Expiration Date, but Tenant shall remain liable for damages as provided in Article 23.

Section  22.2.    Limit on Landlord Notices.

         If Tenant shall have been given notices of default (i) in the timely payment of Fixed Rent or Additional Rent for a total of three (3) times in any period of twelve (12) months, then, notwithstanding that such defaults shall have each been cured within the applicable period, as above provided, any further similar default shall be deemed to be deliberate and Landlord thereafter may serve the Termination Notice upon Tenant if Tenant does not pay the Fixed Rent or Additional Rent within five (5) days after it is due without affording Tenant an opportunity to cure such further default.

Section  22.3.    Termination of Services.

         If the Termination Notice provided for in Section 22.1 shall have been given, then Landlord may without notice terminate all services after the third business day referred to therein.

ARTICLE 23.  RE-ENTRY BY LANDLORD; REMEDIES

Section  23.1.    Re-Entry by Landlord.

         If this Lease and the Term and estate hereby granted shall terminate for default as provided in Article 22:

(a) Landlord and Landlord's agents may thereupon reenter the Premises or any part thereof, without notice, either by summary proceedings or by any other applicable action or proceeding or otherwise (without being liable to indictment, prosecution or damages therefor), and may repossess the Premises and dispossess Tenant and any other persons therefrom and remove any and all of its or their property and effects from the Premises, without liability for damage thereto, so that Landlord may have, hold and enjoy the Premises, but in no event shall re-entry be deemed an acceptance of surrender of this Lease; and

(b) Landlord, at its option, may relet the whole or any part(s) of the Premises from time to time, either in the name of Landlord or otherwise, to such tenant(s), for such term(s) ending before, on or after the Expiration Date, at such rental(s) and upon such other conditions, which may include concessions and free rent periods, as Landlord in its sole discretion may determine. Landlord shall have no obligation to relet the Premises or any part thereof and shall in no event be liable for refusal or failure to relet the Premises or any part thereof, or, in the event of any such reletting, for refusal or failure to collect any rent upon any such reletting, and no such refusal or failure shall operate to relieve Tenant of any liability under this Lease or otherwise to affect any such liability. Landlord may make such repairs, improvements, alterations, additions, decorations and other physical changes in and to the Premises as Landlord, in its sole discretion, considers advisable or necessary in connection with any such reletting or proposed reletting, without relieving Tenant of any liability under this Lease or otherwise affecting any such liability.

Section  23.2.    Waiver of Redemption.
         Tenant, on its own behalf and on behalf of persons claiming through or under Tenant, including all creditors, does hereby expressly waive any and all rights, as permitted by law, which Tenant and all such persons might have to (a) redeem the Premises or any interest therein, (b) re-enter or repossess the Premises, or (c) restore the operation of this Lease, after Tenant shall have been dispossessed by a judgment or by a warrant of any court or judge or after any re-entry by Landlord, or after any termination of this Lease.

Section  23.3.    Landlord's Rights not Exclusive.

         In the event of any default or threatened default by Tenant or any person claiming through or under Tenant of any of the terms of this Lease, Landlord shall be entitled to enjoin such default or threatened default and shall have the right to invoke any right allowed at law or in equity, by statute or otherwise, as if re-entry, summary proceedings or other specific remedies were not provided for in this Lease.

Section  23.4.    Landlord's Rights upon Termination.

         If this Lease shall terminate as provided in Article 22 or by or under any summary proceeding or any other action or proceeding, or if Landlord shall re-enter the Premises, then, in any of said events:

(a) Tenant shall pay to Landlord all rent to the date upon which this Lease shall have been terminated or to the date of re-entry by Landlord, as the case may be.

(b) Landlord shall be entitled to credit all monies, if any, paid by Tenant to Landlord, whether as advance rent, security or otherwise, but such monies shall be credited by Landlord against any rent due at the time of such termination or re-entry or, at Landlord's option, against any damages payable by Tenant.

(c) Tenant shall be liable for and shall pay to Landlord, as damages, any deficiency between (i) the rent that would have been payable hereunder for the period which otherwise would have constituted the unexpired portion of the Term and (ii) the net amount, if any, of rents ("Net Rent") collected under any reletting effected pursuant to the provisions of Section 23.1 for any part of such period (first deducting from the rents collected under any such reletting all of Landlord's expenses in connection with the termination of this Lease or Landlord's re-entry, including all repossession costs, brokerage commissions, legal expenses, alteration costs and other expenses of preparing the Premises for such reletting). Such deficiency shall be paid in monthly installments by Tenant on the days specified in this Lease for the payment of installments of Fixed Rent. Landlord shall be entitled to recover from Tenant each monthly deficiency as the same shall arise and no suit to collect the amount of the deficiency for any month shall prejudice Landlord's right to collect the deficiency for any prior or subsequent month by a similar proceeding or otherwise. A suit or suits for the recovery of such deficiencies may be brought by Landlord from time to time at its election.

(d) Whether or not Landlord shall have collected any monthly deficiencies as provided in Section 23.4(c), Landlord shall be entitled to recover from Tenant, and Tenant shall pay Landlord, on demand, as liquidated damages and not as a penalty, a sum equal to the amount by which (i) the Fixed Rent and Additional Rent payable hereunder for the period ending on the Expiration Date and beginning on the latest of the date of termination of this Lease, the date of re-entry by Landlord or the date through which monthly deficiencies shall have been paid in full (conclusively presuming the Additional Rent to be the same as payable for the 365 days immediately preceding such termination, reentry or deficiency payment) exceeds (ii) an amount equal to the then fair and reasonable rental value of the Premises for the same period, both amounts discounted to present value at the Interest Rate less two percent (2%).

(e) In no event shall Tenant be entitled (i) to receive any excess of any Net Rent under subsection (c) of this Section over the sums payable by Tenant to Landlord hereunder or (ii) in any suit for the collection of damages pursuant to this Section, to a credit in respect of any Net Rent from a reletting except to the extent that such Net Rent is actually received by Landlord. Should the Premises or any part thereof be relet in combination with other space, then proper apportionment on a square foot area basis shall be made of the rent received from such reletting and the expenses of reletting.

Section  23.5.    Landlord's Damages.

         Should this Lease be terminated as provided in Article 22 or by or under any summary proceeding or any other action or proceeding, or if Landlord shall re-enter the Premises, Landlord shall be entitled to recover, and Tenant shall pay, as and for agreed damages therefor, the then cost of:

(a) restoring the Premises to the same condition as that in which Tenant has agreed to surrender them to Landlord on the Expiration Date; and

(b) completing in accordance with this Lease any Improvements to the Premises or for repairing any part thereof not encompassed within Section 23.5(a).

Section  23.6.    Landlord's Rights Not Limited.

         Nothing herein contained shall be construed as limiting or precluding the recovery by Landlord against Tenant of any sums or damages to which, in addition to the damages particularly provided above, Landlord may lawfully be entitled by reason of any default hereunder on the part of Tenant.

Section  23.7.    Landlord's Rights Cumulative.

         Each right of Landlord provided for in this Lease shall be cumulative and shall be in addition to every other right provided for in this Lease or now or hereafter existing at law or in equity, by statute or otherwise, and the exercise by Landlord of any one or more of such rights shall not preclude the simultaneous or later exercise by Landlord of any other such right.

ARTICLE 24.  SURRENDER

Section  24.1.    Surrender.

         On the Expiration Date or upon the sooner termination of this Lease or upon any re-entry by Landlord, Tenant shall, at its expense, quit, surrender, vacate and deliver the Premises to Landlord "broom clean" and in good order, condition and repair, ordinary wear, tear and damage by fire or other casualty excepted, together with all Improvements and Fixtures therein (except as otherwise provided for in this Lease). Tenant shall, at its expense, remove from the Real Property all of Tenant's Property and any personal property of persons claiming through or under Tenant, and shall repair or pay the cost of repairing all damage to the Premises and the Real Property occasioned by such removal. Any Tenant's Property or other personal property which shall remain in the Premises after the termination of this Lease shall be deemed to have been abandoned and either may be retained by Landlord as its property or may be disposed of as Landlord may see fit. If such property not so removed shall be sold, Landlord may receive and retain the proceeds of such sale and apply the same, at its option, against the expenses of the sale, moving and storage, arrears of rent and any damages to which Landlord may be entitled. Any excess proceeds shall be the property of Landlord. Any expense incurred by Landlord in removing or disposing of such property shall be reimbursed to Landlord by Tenant as Additional Rent on demand. If, during the last month of the Term, Tenant shall have removed all or substantially all of Tenant's Property from the Premises and subject to Tenant's consent, Landlord may immediately enter and alter, renovate and redecorate the Premises, without abatement of rent or liability to Tenant, provided Landlord releases Tenant from any further liability under the Lease. If the Expiration Date or the date of sooner termination of this Lease shall fall on a day which is not a business day, then Tenant's obligations under Section
24.1 shall be performed on or prior to the immediately preceding business day.

Section  24.2.    Tenant's Failure to Surrender.

         If the Premises shall not be surrendered upon the termination of this Lease, Tenant shall Indemnify Landlord against liability resulting from delay by Tenant in so surrendering the Premises, including any claims made by any succeeding tenant or prospective tenant founded upon such delay, or any interference or disruption of Landlord's business, or Landlord's ability to rent the Premises.

Section  24.3.    Tenant's Holdover.

         If Tenant shall remain in possession of the Premises after the termination of this Lease without the execution of a new lease, Tenant, at the option of Landlord, subject to all of the other terms of this Lease insofar as the same are applicable to a month-to-month tenancy shall be deemed to be occupying the Premises as a tenant from month to month, at a monthly rental equal to two times the monthly Fixed Rent last payable by Tenant hereunder, plus all other Additional Rent payable hereunder. Nothing contained in this Section shall (x) imply any right of Tenant to remain in the Premises after the termination of this Lease without the execution of a new lease, (y) imply any obligation of Landlord to grant a new lease or (z) be construed to limit any remedy that Landlord may have against Tenant as a holdover tenant.

Section  24.4.    Obligations Survive Termination.

         Tenant's obligations under this Article 24 shall survive the termination of this Lease.

ARTICLE 25.  INABILITY TO PERFORM

Section  25.1.    Inability to Perform.

         This Lease and the obligations of Tenant to pay rent and perform all of the terms of this Lease on the part of Tenant to be performed and the obligations of Landlord to perform all of the terms of this Lease on the part of Landlord to be performed shall in no way be affected because the other party is unable or delayed in fulfilling any of its obligations under this Lease by reason of Force Majeure. Landlord and Tenant shall in each instance exercise reasonable diligence to effect performance when and as soon as possible.

ARTICLE 26.  WAIVER OF COUNTERCLAIMS AND JURY TRIAL

Section  26.1.    Waiver of Counterclaim and Jury Trial.

         In the event Landlord commences any summary proceeding or action for non-payment of rent, Tenant covenants and agrees not to interpose, by consolidation of actions or otherwise, any counterclaim in any such proceeding unless failure to do so would waive such counterclaim. To the extent permitted by applicable law, Landlord and Tenant hereby waive trial by jury. The provisions of this Article 26 shall survive the termination of this Lease.

ARTICLE 27.  NO OTHER WAIVER

Section  27.1.    No Waiver.

         The failure of either party at any time to insist upon the strict performance of any obligation of the other under this Lease, or to exercise any right herein contained, shall not be construed as a waiver or relinquishment of the performance of such obligation or of the right to exercise any such right in the future.

Section  27.2.    Landlord's Rights not Affected.

         The following specific provisions of this Section shall not limit the generality of the provisions of this Article:

(a) No agreement to accept a surrender of all or any part of the Premises or this Lease shall be valid unless in writing and signed by Landlord. No delivery of keys shall operate as a termination of this Lease or a surrender of the Premises or this Lease.

(b) The receipt or acceptance by Landlord of rent with knowledge of the breach by Tenant of any term of this Lease shall not be deemed a waiver of such breach.

(c) No payment by Tenant or receipt by Landlord of a lesser amount than the correct rent shall be deemed to be other than a payment on account, nor shall any endorsement or statement on any check or any accompanying letter be deemed to effect or evidence an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance or pursue any other rights of Landlord.

(d) Neither any option granted to Tenant in this Lease to renew or extend the Term, nor the exercise of any such option by Tenant, shall prevent Landlord from exercising any option or right granted or reserved to Landlord to terminate this Lease either during the original Term or during the renewed or extended term. Any termination of this Lease shall serve to terminate any such renewal or extension of the Term and any right of Tenant to any such renewal or extension, whether or not Tenant shall have exercised any option to renew or extend the Term. No option granted to Tenant to renew or extend the Term shall be deemed to give Tenant any further option to renew or extend.

ARTICLE 28.  QUIET ENJOYMENT; OPERATION OF BUILDING

Section  28.1.    Quiet Enjoyment.

If, and so long as, Tenant pays the rent and keeps, observes and performs each and every term, covenant and condition of this Lease on the part or on behalf of Tenant to be kept, observed and performed, Tenant shall peaceably and quietly enjoy the Premises throughout the Term without hindrance by Landlord or any person lawfully claiming through or under Landlord, subject to the provisions of this Lease. This covenant shall be construed as a covenant running with the Land and not as a personal covenant or obligation of Landlord, except to the extent of Landlord's interest in the Real Property and then subject to the terms of
Article 37.

Section  28.2.    Landlord's Restrictions on Leasing

(a) Landlord shall not knowingly occupy or lease to others the Real Property in a manner which would (i) violate any Legal Requirement that would cause harm to Tenant, (ii) cause or be likely to cause injury or damage to the Premises, or the Real Property or any part thereof, (iii) constitute a public or private nuisance that would cause harm to Tenant, (iv) emit or discharge noise, fumes, vapors or odors into the Premises which are likely to disturb Tenant, or (v) adversely affect, impair or interfere with the proper and economical furnishing of any of the Building services to Tenant. Absent bad faith, Landlord shall have no liability to Tenant for any violation of this Section 28.2(a).

(b) Upon receiving written notice from Tenant that other tenants or occupants are causing significant harm to Tenant as specified in Section 28.2(a)(i) through (v), Landlord shall make diligent efforts, consistent with its leases and other agreements with such tenants or occupants of the Building, to rectify the situation. Section 28.3. Notice of Other Leases.

         Landlord shall endeavor to notify Tenant of the name of the tenant and its contemplated use at least five (5) days before any other leases for the Building are signed. Tenant agrees to maintain the identity of the tenant as confidential if requested, and to execute appropriate confidentiality agreements in that regard. If the proposed tenant desires to keep its identity confidential, Landlord shall be completely relieved of any obligation to Tenant under this Section 28.3. Landlord shall have no liability to Tenant for any unintentional violation of this Section 28.3.

ARTICLE 29.  SIGNAGE

Section  29.1.    Signage.

         Provided Tenant complies with all applicable laws and ordinances, and constructs such signs at its sole cost and expense, without any damage to the Building or the Real Property, Tenant may install the identification signs on Real Property at the locations and in the form set forth in Exhibit K.

ARTICLE 30.  SHORING; NO DEDICATION

Section  30.1.    Shoring.

         If an excavation or other substructure work shall be undertaken or authorized upon the Land, Tenant shall afford Landlord or the person causing such excavation or other substructure work, license to enter upon the Premises for the purpose of doing such work as Landlord or such person shall deem necessary to protect any of the walls or structures of the Building or the Land or surrounding land from injury or damage and to support the same by proper foundations, pinning or underpinning. Except in case of emergency, Landlord shall endeavor to have such entry accomplished during reasonable hours in the presence of a representative of Tenant, provided such representative shall be designated by Tenant promptly upon Landlord's request, and shall provide reasonable advance notice to Tenant except in case of emergency.

Section  30.2.    Landlord Right to Close Property.

         Landlord shall have the right to erect any gate, chain other obstruction or to close off any portion of the Real Property to the public at any time to the extent necessary prevent a dedication thereof for public use.

ARTICLE 31.  NOTICE OF ACCIDENTS

Section  31.1.    Notice of Accidents.

         Tenant shall give notice to Landlord, promptly after Tenant learns thereof, of any accident, emergency, occurrence for which Landlord might be liable, fire or other casualty and any damages to or defects in the Premises, the Building or the Building Equipment for the repair of which Landlord might be responsible or which constitutes Landlord's property. Such notice shall be given by facsimile transmission, telegram or personal delivery to the address of Landlord then in effect for notices.

ARTICLE 32.  BROKERAGE

Section  32.1.    Brokers.

(a) Each party represents that in the negotiation of this Lease it has dealt with no brokers. Each party shall Indemnify the other against liability arising out of any inaccuracy or alleged inaccuracy of the above representation.

(b) Intentionally Omitted.

ARTICLE 33.  INTENTIONALLY OMITTED

Section  33.1.    Intentionally Omitted.

ARTICLE 34.  CONSENTS; APPROVALS

Section  34.1.    Delay in Consent.

         Wherever it is specifically provided in this Lease that a party's consent shall not be unreasonably withheld, a response to a request for such consent shall also not be unreasonably delayed or conditioned. If either Landlord or Tenant considers that the other has unreasonably withheld, delayed or conditioned such consent, it shall so notify the other party within ten (10) days after receipt of notice of denial of the requested consent or, in case notice of denial is not received, within twenty (20) days after making its request for the consent.

Section  34.2.    Landlord Right to Employ Professionals.

         Whenever, pursuant to this Lease, Tenant seeks the review or approval by Landlord of any matter, in connection with any activity planned or undertaken by or on behalf of Tenant, (a) Landlord, at Landlord's sole discretion, shall be entitled to engage such attorneys, accountants, architects, engineers and other professional consultants in connection with such consideration, review, consent or approval as would be customarily reasonable and appropriate, and (b) Tenant shall reimburse Landlord for all reasonable expenses, including the reasonable fees and disbursements of such attorneys and other professional consultants, incurred by Landlord in connection with such consideration, review, consent or approval, or in conducting inspections of the Premises or other portions of the Real Property relating thereto. Such reimbursement shall be made by Tenant within fifteen (15) days after notice from Landlord.

ARTICLE 35.  NOTICES

Section  35.1.    Notices.

         Except as otherwise expressly provided in this Lease or pursuant to any Legal Requirement, any bills, statements, notices, demands, requests, consents or other communications given or required to be given under or in connection with this Lease or pursuant to any Legal Requirement shall be effective only if in writing and

(a) if to Tenant, then,

(i) sent by first class, registered or certified mail, return receipt requested, postage prepaid, or reliable overnight delivery service addressed to:

                  The Dress Barn, Inc.
                  30 Dunnigan Drive
                  Suffern, New York 10901
                  Att:  Lease Administration


with a copy to:

                  Proskauer Rose LLP
                  1585 Broadway
                  New York, NY 10036
                  Att: Perry Cacace, Esq.


     or to such other address as Tenant may designate for such purpose by like notice,

(b) if to Landlord, sent by first class, registered or certified mail, return receipt requested, postage prepaid, or reliable overnight delivery service addressed to Landlord at 30 Dunnigan Drive, Suffern, New York 10901, Attention:
Mr. Armand Correia, Senior Vice President and CFO, or to such other or further address or addresses as Landlord may designate for such purpose by like notice; or

(c) if to any other person, sent by first class, registered or certified mail, return receipt requested and postage prepaid, or reliable overnight delivery service, addressed to such person's last known principal address or to such other address as such person may designate to Landlord and Tenant as its address for such purpose by like notice.

         Any such bill, statement, notice, demand, request, consent or other communication shall be deemed to have been rendered or given on the date received (or refusal to receive).

ARTICLE 36.  ESTOPPEL CERTIFICATE

Section  36.1.    Tenant's Estoppel Certificate.

         At any time and from time to time upon not less than fifteen (15) days' prior notice by Landlord to Tenant, Tenant shall, without charge, execute, acknowledge and deliver to Landlord a statement, certifying whether (i) this Lease is unmodified and in full force and effect (or if there have been modifications, whether the same is in full force and effect as modified and stating the modifications), (ii) the Term has commenced and Fixed Rent and Additional Rent have become payable hereunder and, if so, the dates to which they have been paid, (iii) whether or not, to the knowledge of the signer of such certificate, Landlord is in default in performance of any of the terms of this lease and, if so, specifying each such default of which the signer may have knowledge, (iv) Tenant has accepted possession of the Premises, (v) Tenant has made any claim against Landlord under this Lease and, if so, the nature thereof and the dollar amount, if any, of such claim, (vi) Tenant then claims any offsets or defenses against enforcement of any of the terms of this Lease upon the part of Tenant to be performed, and, if so, specifying the same, and (vii) such further information with respect to the Lease or the Premises as Landlord may reasonably request. Any such statement delivered pursuant hereto may be relied upon by any prospective purchaser of the Real Property or any part thereof or of the interest of Landlord in any part thereof, by any mortgagee or prospective mortgagee thereof, by any lessor or prospective lessor thereof, by any lessee or prospective lessee thereof, or by any prospective assignee of any mortgage thereof.

Section  36.2.    Landlord's Estoppel Certificate.

         At any time and from time to time upon not less than fifteen (15) days' prior notice by Tenant to Landlord, Landlord shall, without charge, execute, acknowledge and deliver to Tenant a statement, certifying whether (i) this Lease is unmodified and in full force and effect (or if there have been modifications, whether the same is in full force and effect as modified and stating the modifications), (ii) the Term has commenced and Fixed Rent and Additional Rent have become payable hereunder and, if so, the dates to which they have been paid, (iii) whether or not, to the knowledge of the signer of such certificate, Tenant is in default in performance of any of the terms of this Lease and, if so, specifying each such default of which the signer may have knowledge, (iv) Tenant has accepted possession of the Premises, (v) Landlord has made any claim against Tenant under this Lease and, if so, the nature thereof and the dollar amount, if any, of such claim, (vi) Landlord then claims any offsets or defenses against enforcement of any of the terms of this Lease upon the part of Landlord to be performed, and, if so, specifying the same, and (vii) such further information with respect to the Lease or the Premises as Tenant may reasonably request. Any such statement delivered pursuant hereto may be relied upon by any party designated by Tenant.

ARTICLE 37.  PARTIES BOUND

Section  37.1.    Parties Bound.

         The terms of this Lease shall bind and benefit the successors and assigns of the parties with the same effect as if mentioned in each instance where a party is named or referred to, except that no violation of the provisions of Article 17 shall operate to vest any right in any successor or assignee of Tenant and that the provisions of this Article shall not be construed as modifying the conditions of limitation contained in Article 17.

Section  37.2.    Meaning of term "Landlord".

         The term "Landlord" shall mean only the owner at the time in question of the present Landlord's interest in the Real Property and in the event of a sale or transfer of the Real Property (by operation of law or otherwise), the grantor or transferor, as the case may be, shall be and hereby is (to the extent of the interest or portion of the Real Property sold or transferred) automatically and entirely released and discharged, from and after the date of such sale or transfer, of all liability in respect of the performance of any of the terms of this Lease on the part of Landlord thereafter to be performed, provided that the purchaser or transferee (collectively, "Transferee") shall be deemed to have assumed and agreed to perform, subject to the limitations of this Article (and without further agreement between the then parties hereto, or among such parties and the Transferee) and only during and in respect of the Transferee's period of ownership of the Landlord's interest under this Lease, all of the terms of this Lease on the part of Landlord to be performed during such period of ownership, which terms shall be deemed to be "covenants running with the land", it being intended that Landlord's obligations hereunder shall, as limited by this Article, be binding on Landlord, its successors and assigns, only during and in respect of their respective successive periods of ownership.

Section  37.3.    Landlord Limitation of Liability.

         Tenant shall look solely to Landlord's estate and interest in the Real Property for the satisfaction of any right of Tenant for the collection of a judgment or other judicial process requiring the payment of money by Landlord and no other property or assets of Landlord, Landlord's agents, officers, directors, employees, or affiliates shall be subject to levy, lien, execution, attachment, or other enforcement procedure for the satisfaction of Tenant's rights and remedies under or with respect to this Lease, the relationship of Landlord and Tenant hereunder or under law, or Tenant's use and occupancy of the Premises or any other liability of Landlord to Tenant in connection with this Lease or the Real Property.

Section  37.4.    Landlord Right to Use Agents.

         Wherever Landlord has the right hereunder to do or refrain from doing any act or thing, Landlord shall be entitled to exercise such right, or cause the same to be exercised, by or through Landlord's agents and designees.

Section  37.5.    Meaning of the Word "Tenant".

         The term "Tenant" shall mean the Tenant herein named and any assignee or other successor in interest of the Tenant herein named, which at the time in question is the owner of Tenant's estate and interest granted by this Lease; but the foregoing provisions of this subsection shall not be construed to permit any assignment of this Lease or subletting of the Premises or to relieve Tenant herein named or any assignee or other successor in interest of Tenant herein named from the full and prompt responsibility to perform all of Tenant's obligations hereunder.

Section  37.6.    Rights Only Granted to Tenant.

         Nothing contained in this Lease shall be deemed to confer upon any tenant, or anyone claiming under or through any tenant, any right to insist upon, or to enforce against Landlord or Tenant, the performance of Tenant's obligations hereunder.

Section  37.7.    Submission of Lease not an Offer.

         The submission of this Lease to Tenant shall not constitute an offer and shall not bind the parties hereto in any manner whatsoever until (a) Tenant has duly executed and delivered duplicate counterparts to Landlord and (b) Landlord has executed and delivered one fully-executed counterpart to Tenant.

Section  37.8.    Intentionally Omitted.

ARTICLE 38.  PARKING AND LOADING

Section  38.1.    Tenant's Parking and Loading Areas.

(a) Tenant shall have sole and exclusive use of the loading area and the parking area adjacent to the loading area (the "Loading Area") as shown on Exhibit M. Tenant shall have sole and exclusive use of the 180 parking spaces on the north side of the Building ("Tenant's Parking Area) shown on Exhibit N. Unless otherwise expressly excluded, use of the term Premises in this Lease shall automatically be deemed to include the Loading Area and Tenant's Parking Area.

(b) Except as provided in Section 4.1, Tenant shall be solely responsible for all maintenance, repair and replacement, including structural and non-structural, of the Loading Area, except that Landlord shall be responsible for snow removal from such areas which shall be an Operating Expense.

Section  38.2.    Intentionally Omitted.

ARTICLE 39.  INTENTIONALLY OMITTED

Section  39.1.    Intentionally Omitted.

Section  39.2.    Intentionally Omitted.

ARTICLE 40.  MISCELLANEOUS

Section  40.1.    Entire Agreement.

         This Lease, and the exhibits attached, contain the entire agreement between the parties and all prior negotiations and agreements are merged into this Lease. This Lease may not be changed, modified, terminated or discharged, in whole or in part, nor any of its provisions waived except by a written instrument which (a) shall expressly refer to this Lease and (b) shall be executed by the party against whom enforcement of the change, modification, termination, discharge or waiver shall be sought.

Section  40.2.    No Representations.

         Neither Landlord nor Tenant nor any agents of Landlord or Tenant has made, and Landlord and Tenant are not relying upon, any warranties, representations, promises or statements, except to the extent that the same are expressly set forth in this Lease, and no rights, easements or licenses are or shall be acquired or granted by Tenant or Landlord by implication or otherwise, unless expressly set forth in this Lease.

Section  40.3.    Governing Law.

         This lease shall be governed in all respects by the laws of the State of New York.

Section  40.4.    Tenant's Financial Information.

         If, in connection with any sale, financing or master lease of the Real Property or Building, Landlord shall so request, Tenant shall promptly furnish to Landlord Tenant's most recent 10K and 10Q filings with the Securities and Exchange Commission, and such other public information regarding the financial condition of Tenant as Landlord may reasonably request.

Section  40.5.    Use of  "include".

         The use of the word "include" or "including" shall be deemed to include without specification the phrase "including without limitation."

Section  40.6.    Severability.

         If any provision of this Lease, or the application thereof to any person or circumstance, shall, to any extent, be invalid or unenforceable, the remainder of this Lease and the application of such provision to all other persons and circumstances shall not be affected and shall be valid and enforceable to the fullest extent of the law.

Section  40.7.    Headings.

         The Article headings in this Lease and the Table of Contents to this Lease are inserted only as a matter of convenience or reference, and are not to be given any effect in construing this Lease.

Section  40.8.    Counterparts.

         This Lease may be executed in several counterparts; but the counterparts shall constitute but one and the same instrument.

ARTICLE 41.  VACANT SPACE

Section  41.1.    Vacant Space.

         In the event that any space in the Building currently demised to Xerox Corporation pursuant to that certain lease dated as of December 10, 2001, between Landlord's predecessor-in-interest, Rockland Warehouse Center Corporation, as landlord, and Xerox Corporation, as tenant, as amended by letter dated August 15, 2002, a Lease Term Agreement dated as of June 24, 2002, and a second Lease Term Agreement, dated as of February 20, 2003 (as further amended from time to time, the "Xerox Lease") or Par Pharmaceutical, Inc. pursuant to that certain lease dated as of July 17, 2002, between Landlord's predecessor-in-interest, Rockland Warehouse Center Corporation, as landlord, and Par Pharmaceutical, Inc., as tenant, as amended by letter dated August 28, 2002, Amendment to Lease dated as of January 10, 2003, Lease Term Agreement dated as of February 14, 2003, and second Amendment to Lease dated as of March 11, 2003 (as further amended from time to time, the "Par Lease") ceases to be subject to the Xerox Lease or the Par Lease, as the case may be, for any reason (such space that ceases to be subject to the Xerox Lease or the Par Lease hereinafter referred to as "Vacant Space"), then the following provisions of this Section
41.1 shall be applicable with respect to such Vacant Space:

                  (a)......from and after the date that the Xerox Lease or the
Par Lease, as the case may be, ceases to be in effect with respect to such Vacant Space (the "Vacancy Date"), the Premises demised pursuant to this Lease shall be deemed to include such Vacant Space, and, except as otherwise provided in clause (b) below, Tenant's rights and obligations with respect to such Vacant Space shall be governed by the terms and conditions of this Lease;

                  (b)......the Fixed Rent and Additional Rent payable hereunder by Tenant from and after the Vacancy Date with respect to such Vacant Space shall be determined pursuant to the terms and conditions of the Xerox Lease or Par Lease, as the case may be, in effect immediately prior to the Vacancy Date, which terms and conditions are hereby incorporated herein by this reference for such purpose.

Without limiting the generality of the foregoing provisions of clause (a) above, it is agreed that if the Premises demised pursuant to this Lease are deemed to include any Vacant Space pursuant to the provisions of this Section 41.1, then Tenant shall have no obligation to use or improve such Vacant Space.

Tenant's obligations with respect to Vacant Space are strictly limited by the terms of this Section 41.1 and in no event shall Tenant have any obligation, liability or responsibility hereunder or otherwise with respect to any Vacant Space that arises prior to the Vacancy Date related thereto.

         IN WITNESS WHEREOF Landlord and Tenant have duly executed this Lease as of the day and year first above written.

WITNESS                                DUNNIGAN REALTY LLC
                                       Landlord

                                       By:  The Dress Barn, Inc., its
                                       sole                   member

                                       By:  ________________________
________________________________       Title: _______________________



                                       THE DRESS BARN, INC.
WITNESS                                Tenant


                                       By:  ________________________
________________________________       Title: _______________________

                                    EXHIBIT A

                              Intentionally Omitted

                                    EXHIBIT B

                              Qualified Architects



Skidmore Owings & Merrill
14 Wall Street
New York, New York  10005

Haines Lundberg Waehler
115 Fifth Avenue
New York, New York  10003

Swanke Hayden & Connell
295 Lafayette Street
New York, New York  10012

Janson Design Group
251 Park Avenue South
New York, New York  10010

Hellmuth Obata & Kassabaum PC
620 Avenue of the Americas
New York, New York  10011

Leonard Jackson Associates
26 Firemans Memorial Drive
Pomona, New York 10970

Dennis Noskin Architects
27 Cleveland Street
Valhalla, New York 10595

                                    EXHIBIT C

                              Intentionally Omitted

                                    EXHIBIT D

                                    The Land

                                    EXHIBIT E

                                  The Premises

                                    EXHIBIT F

                                   Fixed Rent



A. Tenant shall pay to Landlord the following Fixed Rent:


COMMENCING JUNE 24, 2003
THROUGH APRIL 30, 2005

Annual Payment: TWO MILLION THREE HUNDRED TWENTY-THREE THOUSAND SEVEN HUNDRED EIGHTY-EIGHT AND 56/100 DOLLARS ($2,323,788.56)

Monthly Payment: ONE HUNDRED NINETY-THREE THOUSAND SIX HUNDRED FORTY-NINE AND 05/100 DOLLARS ($193,649.05)


COMMENCING MAY 1, 2005
THROUGH APRIL 30, 2007

Annual Payment: TWO MILLION SIX HUNDRED SEVENTY-TWO THOUSAND THREE HUNDRED FIFTY-SIX AND 84/100 DOLLARS ($2,672,356.84)

Monthly Payment: TWO HUNDRED TWENTY-TWO THOUSAND SIX HUNDRED NINETY-SIX AND 40/100 DOLLARS ($222,696.40)

COMMENCING MAY 1, 2007
THROUGH APRIL 30, 2012

Annual Payment: Ninety percent (90%) of the Fair Market Value or fifteen percent (15%) above the Fixed Rent paid during the period from May 1, 2005 through April 30, 2007, whichever is less, but not less than the Fixed Rent paid during the period from May 1, 2006 through April 30, 2007, with the Fair Market Value to be determined pursuant to Paragraph B of this Exhibit F.

COMMENCING MAY 1, 2012
THROUGH APRIL 30, 2017

Annual Payment: Ninety percent (90%) of the Fair Market Value or fifteen percent (15%) above the Fixed Rent paid during the period from May 1, 2007 through April 30, 2012, whichever is less, but not less than the Fixed Rent paid during the period from May 1, 2011 through April 30, 2012, with the Fair Market Value to be determined pursuant to Paragraph B of this Exhibit F.


COMMENCING MAY 1, 2017
THROUGH APRIL 30, 2023

Annual Payment: Ninety-five percent (95%) of the Fair Market Value, but not less than the Fixed Rent paid during the period from May 1, 2016 through April 30, 2017, with Fair Market Value to be determined pursuant to Paragraph B of this Exhibit F.

B. (1) If Landlord and Tenant are unable to agree upon the Fair Market Value for the leasing of the Premises one hundred twenty (120) days prior to the commencement of each of the terms (i) May 1, 2007 through April 30, 2012, (ii) May 1, 2012 through April 30, 2017, and (iii) May 1, 2017 through April 30, 2023, such Fair Market Value for each such term shall be determined as follows:
Within thirty (30) days after the expiration of such one hundred twenty (120) day period, each party shall appoint an M.A.I. appraiser to determine such Fair Market Value. If either party fails to appoint an appraiser, the other party's appraisal shall be conclusive. Within thirty (30) days after its appointment, each appraiser shall submit its appraisal. If the difference between the two appraisals does not exceed five percent (5%) of the higher appraisal, then the average of the appraisals shall be the Fair Market Value for the leasing of the Premises for such term.

         (2) If the difference between the two appraisals does exceed five percent (5%) of the higher appraisal, then the two appraisers shall within ten
(10) days after the second appraisal was submitted appoint a third M.A.I. appraiser to perform a third appraisal, which shall be performed within thirty
(30) days after such third appraiser's appointment. In the event that the third appraisal is neither (i) more than one hundred five percent (105%) of the higher of the two previous appraisals, nor (ii) less than ninety-five percent (95%) of the lower of the two previous appraisals, then in such event the third appraisal shall be the Fair Market Value for the leasing of the Premises for the term in question. In the event that the third appraisal does not exceed one hundred five percent (105%) of the higher of the two previous appraisals, then in such event the Fair Market Value for the leasing of the Premises for such term shall be one hundred five (105%) of the higher of the two previous appraisals. In the event that the third appraisal is less than ninety-five percent (95%) of the lower of the two appraisals, then in such event the Fair Market Value for the leasing of the Premises for such term shall be ninety-five percent (95%) of the lower of the two appraisals.

         (3) In the event that the two appraisers first appointed fail to appoint a third appraiser to perform a third appraisal as set forth above, the average of the two appraisals shall become the Fair Market Value for the leasing of the Premises for such term until such time as a third appraiser is appointed. Landlord shall make a retroactive adjustment, upward or downward, once the third appraisal is obtained.

C. The Fixed Rent, per annum, shall be the minimum amount of TWO MILLION SIX HUNDRED EIGHT THOUSAND NINE HUNDRED EIGHTY-SIX AND 60/100 DOLLARS ($2,608,986.60) for the period commencing on the Commencement Date and ending on the Expiration Date ($217,415.55 per month), calculated based upon a rental of $5.10 per rentable square foot and Tenant's occupancy of the Premises comprising 511,566 rentable square feet.

Pursuant to Article 41 hereof, the referenced rental amounts in this Exhibit F shall not apply to any rental payments due for Vacant Space under this Lease.

                                    EXHIBIT G

                              Intentionally Omitted

                                    EXHIBIT H

                              Intentionally Omitted

                                    EXHIBIT I

                              Intentionally Omitted

                                    EXHIBIT J

                              Intentionally Omitted

                                    EXHIBIT K

                                     Signage

                                    EXHIBIT L

                              Intentionally Omitted

                                    EXHIBIT M

                              Tenant's Loading Area

                                    EXHIBIT N

                              Tenant's Parking Area

                                    EXHIBIT O

                              Intentionally Omitted